Exhibit 10.9

SPECIFIC TERMS IN THIS EXHIBIT HAVE BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR THOSE TERMS HAS BEEN REQUESTED. THE REDACTED MATERIAL HAS BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, AND THE TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH TWO ASTERISKS (**).

EXECUTION VERSION

MARINE DOCK AND TERMINALING AGREEMENT

(FORT MIFFLIN)

BETWEEN

SUNOCO PARTNERS MARKETING & TERMINALS L.P.

AND

PHILADELPHIA ENERGY SOLUTIONS REFINING AND MARKETING LLC

September 8, 2012

** Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

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24.	Alternative Dispute Resolution	21

25.	Entirety of Agreement/Modification	21

26.	Successors and Assigns: No Third Party Beneficiaries	22

27.	Severability	22

28.	Notices	22

29.	Governing Law	23

30.	Independent Contractors	23

31.	Confidential Information	23

32.	Refinery Shutdown or Reconfiguration	24

33.	Interpretation	24

34.	Counterparts	25

** Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

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MARINE DOCK AND TERMINALING AGREEMENT

BETWEEN

SUNOCO PARTNERS MARKETING & TERMINALS L.P.

AND

PHILADELPHIA ENERGY SOLUTIONS REFINING AND MARKETING LLC

This Marine Dock & Terminaling Agreement (the “Agreement”) is made and entered into and made effective on this 8th day of September, 2012 (the “Effective Date”), by and between Sunoco Partners Marketing & Terminals L.P. (hereinafter “SPMT”), and Philadelphia Energy Solutions Refining and Marketing LLC (hereinafter “PES”). SPMT and PES are sometimes hereinafter referred to each individually as a “Party” and collectively as the “Parties”.

WITNESSETH:

WHEREAS, the Parties mutually desire that SPMT provide to PES services in connection with the receipt, handling, storage, and delivery of crude oil, refined products, and marine fuels (hereinafter collectively referred to as “Petroleum”) at SPMT’s Fort Mifflin Terminal Complex, and the non-exclusive use of certain tanks, marine docks and pipelines located at or near the Terminal and identified more specifically herein (all hereinafter referred to as the “Terminal”), in connection with the provision of such services, and

WHEREAS, SPMT is PES’s independent contractor in the performance of this Agreement, and neither SPMT nor its employees are to be considered employees of PES; and

WHEREAS, PES understands and agrees that SPMT may consider contractual arrangements with third party customers for services at the Terminal, provided such arrangements do not prevent SPMT from fulfilling its obligations to PES hereunder. Nothing herein shall be deemed to provide PES with exclusive rights to services at the Terminal.

NOW, THEREFORE, in consideration of the mutual promises and covenants contained herein, and intending to be legally bound, SPMT and PES hereby agree as follows:

1.                                      Facilities to be Provided by SPMT.. During the Term of this Agreement and subject to the terms and conditions set forth herein, SPMT shall own, operate, maintain and make available for PES’s throughput requirements, the tanks, marine docks and pipelines set forth below (hereinafter referred to as the “Facilities”), in sufficient numbers, sizes, and capacities for PES to achieve, at a minimum, an average throughput rate of 300,000 barrels per day of Petroleum at the Terminal.

1.1                               Tanks. The storage tanks at the Terminal that are available for storage of Petroleum pursuant to this Agreement are identified below.

** Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

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		Working Room
	Shell Capacity	Capacity
Facility	(Barrels)	(Barrels)

Darby Creek Tank Farm
Twenty-six crude oil Tanks	2,874,000	2,368,500

Fort Mifflin
Six crude oil Tanks	479,400	396,094
One Marine Diesel Tank	30,000	25,013
Two Bunker Fuel Tanks	60,000	49,948
TOTAL	3,443,400	2,839,555

1.2                               Marine Docks. The marine docks at the Terminal, and their respective berthing areas, are identified below.

Maximum Dock
Dock #	Capability
A	1100’ LOA
B	900’ LOA
Combined A&B	1700’ LOA
Hog Island Wharf #3	700’ LOA
Hog Island Wharf #4	700’ LOA
Hog Island Wharf #3 & #4 combined	1100’ LOA

1.3                               Pipelines. Liquids pipelines available to transport Petroleum at the Terminal include those identified below.

One 30-inch pipeline that delivers crude oil from the Terminal to the refinery owned by PES located in Philadelphia, Pennsylvania (the “Philadelphia Refinery”)

Two 24-inch pipelines that deliver crude oil from Hog Island Wharf to Darby Creek Tank Farm

One 16-inch pipeline that delivers crude oil from the Darby Creek Tank Farm to the Philadelphia Refinery

One 30-inch bi-directional pipeline that delivers crude oil between the Hog Island Wharf and the Terminal

One 30-inch pipeline that deliver refined products from the Terminal to the Philadelphia Refinery

One dual diameter, 24 and 26-inch pipeline that delivers refined products from the Hog Island Wharf to the Philadelphia Refinery

** Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

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1.4                               SPMT may consider contractual arrangements with third party customers for services at the Terminal, provided such arrangements do not prevent SPMT from fulfilling its obligations to PES hereunder. Nothing herein shall be deemed to provide PES with exclusive rights to services at the Terminal. SPMT shall have the right to determine which storage tanks to use for crude oil storage; provided, however, that, other than in an event of an emergency, SPMT shall not commingle or permit the commingling of any crude oil delivered for the account of PES or its designees with products of any other Person.

1.5                               Without limiting the generality of Section 2.1, SPMT shall operate and maintain the Terminal in accordance with, and PES shall comply with the terms of, the port manual covering operations at the Terminal (such manual, as in effect from time to time, the “Operations Manual”). A copy of the Operations Manual in effect as of the Effective Date is attached hereto as Attachment 1. SPMT shall have the right to amend the Operations Manual from time to time; provided, however, that: (a) the Operations Manual shall at all times (i) pertain exclusively to operational requirements at the Terminal, (ii) apply equally to all Persons utilizing the Terminal, and (iii) include operating requirements and conditions that are generally consistent with those governing operations at other similar facilities owned and operated by SPMT and its Affiliates taking into account differences in operations at the facilities; and (b) SPMT shall provide PES with reasonable advance notice of the effective date of any such amendments.

2.                                      Maintenance of Terminal.

2.1                               SPMT shall operate and maintain the Terminal and the Facilities in good working order in accordance with Prudent Industry Practice and applicable law. For purposes of this Agreement, “Prudent Industry Practice” means, as of the relevant time, those lawful practices, methods and acts generally engaged in or approved by the pipeline and terminaling industries (as applicable) in the United States that, in the exercise of reasonable judgment in light of the circumstances known at the time of performance, would have been expected to accomplish the desired result at a reasonable cost consistent with functionality, reliability, safety and expedition with due regard for health, safety, security and environmental considerations. Prudent Industry Practice is not intended to be limited to the optimum practices, methods or acts to the exclusion of others, but rather is intended to include acceptable practices, methods and acts generally engaged in or approved by the pipeline and terminaling industries (as applicable) in the United States.

2.2                               SPMT shall conduct maintenance at the Terminal in such a manner as to avoid or reasonably minimize any disruptions in service to PES. SPMT shall provide PES with as much advance notice as may be reasonably practicable of any maintenance that will affect PES’s operations.

3.                                      Services to be Performed by SPMT.

3.1                               SPMT shall receive deliveries of Petroleum into the Terminal by vessel and pipeline, and store and handle such Petroleum for PES in and through the Terminal as described in this Agreement.

** Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

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3.2                               All crude oil delivered to the Terminal hereunder shall have properties within the following limits:

Sulfur Content, wt%	4% Maximum

API Gravity	20 — 70 deg. API

True Vapor Pressure	Not greater than 10.5 psia at actual liquid storage temperature while in tanks at the Terminal

Viscosity	Not greater than 425 SUS
@ 100 deg. F and 1500 SUS @ 60 degree F

Pour Point	50 deg. F. Max.

Hydrogen Sulfide	100 ppm maximum in liquid

200 ppm maximum in vapor

Temperature	115 Degrees F Maximum

Copper Strip Analysis	<1 (if >1, suitable flush material must be provided immediately following transfer)
(per ASTMD130)

NACE TMO 172-	Minimum B+ (B++ will not be accepted)
2001

SPMT shall have no obligation to receive or handle cargoes with crude oil properties other than those specified above. Any deviations from the specifications above require a minimum 30 day notice to, and review with, SPMT prior to agreement to schedule such a delivery. SPMT may, in its sole discretion, elect to receive and handle non-conforming crude oil cargoes in accordance with general industry practice, subject to the physical limitations of the Terminal. In no event, however, shall SPMT be required to receive into tanks at the Terminal any crude oil with properties which would result, in SPMT’s sole opinion, in SPMT’s non-compliance with federal, state, or local law or regulatory requirements. All requests for SPMT to handle non-conforming crude oil will be documented by a Special Movement Request Form (attached as Exhibit A and incorporated herein) and forwarded to, and approved by, SPMT Terminal Operations Supervisor. In addition, Exhibit B attached sets forth previously approved crude types with their associated restrictions.

3.3                               In addition to crude oil, SPMT will receive, store and handle bunker fuel, marine diesel fuel, naphtha, vacuum gas oil/residual fuel, reformate, raffinate and various gasoline components. Should PES desire SPMT to move Petroleum through the Terminal that has not historically been handled by the Terminal, PES shall request SPMT handle such Petroleum using the Special Movement Request Form, to be sent to, and approved by, the SPMT Terminal Operations Supervisor.

** Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

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3.4                               SPMT shall deliver Petroleum out of the tankage and into connecting pipelines or onto vessels in accordance with PES’s reasonable instructions, subject to scheduling and any other operational limitations at the Terminal as set forth in the Operations Manual.

3.5                               Four crude oil tanks and two bunker fuel tanks at the Terminal and included in Section 1.1 are equipped with heating coils. SPMT shall provide heat to maintain the Petroleum in these tanks at the temperature at which SPMT received the Petroleum (but in no case higher than 115° F), the cost of which is included in the throughput fees stipulated in Section 7. If SPMT receives any Petroleum which has a temperature less than 115° F and PES desires SPMT to heat the Petroleum to a higher temperature, SPMT shall do so, to the extent the Facilities are capable at the time, and thereafter SPMT shall be entitled to charge PES a steaming charge of $[**] per hour or any portion thereof for such steaming until the higher temperature requested by PES is achieved, which charge shall be paid by PES. In the event that the Facilities become incapable of heating Petroleum to temperatures in excess of the temperature at which SPMT received delivery of such Petroleum, SPMT shall, to the extent that SPMT determines it to be commercially reasonable to do so, repair or replace that portion of the Facilities necessary to enable SPMT to heat the Petroleum to temperatures in excess of the temperature at which SPMT received delivery of such Petroleum.

3.6                               In the event that SPMT enters into a contractual agreement with a third party at the Terminal, SPMT will ensure that the equipment and procedures are in place to preserve PES Petroleum quality and minimize Petroleum losses, consistent with Prudent Industry Practice.

4.                                      Marine Fuel.

4.1                               As part of the Section 3 services for Petroleum, SPMT shall receive, store and deliver bunker fuel (i.e., IFO 380, IFO 180, Bunker C) and MDO (collectively, “Marine Fuel”) at the Terminal and/or the Facilities in the manner set forth herein. The term “Petroleum” as used herein shall include Marine Fuel, except where such Marine Fuel is expressly excluded from that definition. Specifically, SPMT agrees to: (1) unload barges and vessels transporting Marine Fuel (referred to in this Section 4 as “Delivery Vessels”) for storage; (2) deliver Marine Fuel to barges, tugs, and ships which use the Terminal to supply crude oil and petroleum product to SPMT; and (3) deliver Marine Fuel to certain tugs and barges which use the Terminal for the sole purpose of being supplied with Marine Fuel. The vessels referenced in clauses (2) and (3) of the preceding sentence shall be referred to as “Receiving Vessels”.

4.2                               SPMT is willing to handle Marine Fuels at the Terminal in the manner described in this Section 4 and in Section 3, provided that SPMT’s crude oil operations are not, in the reasonable discretion of SPMT, adversely effected by such activities.

4.3                               SPMT agrees to permit Delivery Vessels and Receiving Vessels to dock at the Terminal for the purposes of unloading, storing, throughputting and loading Marine Fuel associated with PES’s throughput. Twenty four hour minimum notice is to be given by PES to SPMT prior to any unloading, storing, throughputting or loading Marine Fuel. Such activity shall be subject to SPMT’s reasonable scheduling requirements as set forth in the Operating Manual. SPMT may permit vessels, not associated with PES’s throughput, to use the Terminal.

** Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

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4.4                               PES’s throughput of Marine Fuel at the Terminal shall be limited to a total of [**] Delivery Vessels per month. PES may have additional Delivery Vessels dock at the Terminal provided SPMT grants its prior approval for such additional Delivery Vessels on a vessel-by-vessel basis, which approval shall not be unreasonably withheld or delayed.

4.5                               At the request of PES, SPMT shall deliver Marine Fuel from the Terminal to Receiving Vessels. SPMT shall provide labor, pumps, and power within the Terminal necessary for all discharge, storage, throughput, transferring, blending, loading, and gauging operations, the charge for which is included in the throughput fees detailed in Section 6 hereof. SPMT shall charge the Terminal’s standard line handling and hose connection fees for all Delivery Vessels and Receiving Vessels.

4.6                               PES shall maintain a minimum inbound bunker fuel pump rate of 4,000 barrels per hour and a minimum inbound MDO pump rate of 3,000 barrels per hour (when using the ten inch (10”) hose). SPMT shall maintain maximum outbound bunker fuel pump rate of 3,000 barrels per hour and outbound MDO pump rates of: (1) 1,500 barrels per hour on the ten inch (10”) discharge hose, and (2) 357 barrels per hour on the six inch (6”) discharge hose. Delivery Vessels shall maintain product a temperature of 100° F at the vessel’s rail.

4.7                               For the current configuration of the Terminal, PES agrees that the Marine Fuel delivered and stored hereunder shall have a level of H2S not to exceed 50 PPM by weight in the fuel delivered to the Terminal. Should the level of H2S exceed the limits set forth herein upon inspection of the cargo tanks, PES shall not be permitted to unload any such Delivery Vessel unless approved by SPMT. If, during the Term of this Agreement, PES and SPMT agree to modify the configuration of the Terminal, PES agrees that the engineering and installation of additive equipment placed at the Terminal at PES’s request shall be subject to SPMT’s approval, which approval shall not be unreasonably withheld or delayed, and to observation and inspection by SPMT for the treatment of hydrogen sulfide in the Marine Fuel.

4.8                               Unless SPMT agrees in writing to the contrary, such additive equipment shall be the property of PES, and PES shall pay for, operate, and maintain such items and, upon termination of this Agreement, remove such items and restore the facilities to their condition prior to the installation of such items, normal wear and tear excepted. Upon completion of the installation of such equipment, SPMT shall be permitted to discharge Marine Fuel in excess of the above provided stated limits. However, in no event shall SPMT be required to unload and treat Marine Fuel with a level of H2S in excess of 500 PPM by weight in the fuel provided that the head space H2S concentration does not exceed 50 PPM by volume in the head space or ambient environment after treatment.

4.9                               If the level of H2S is found to exceed the above stated limits, PES shall additize the Marine Fuel upon inspection of the cargo with an additive reasonably acceptable to SPMT. Whenever a cargo of Marine Fuel may require treatment with an additive as described herein, PES agrees to notify SPMT prior to cargo inspection so that SPMT employees shall be advised of the necessity to wear personal protective equipment.

4.10                        Subject to the limitation of damages set forth herein, PES’s failure to notify SPMT about excessive H2S content of a cargo, or failure to treat the Marine Fuel so that

** Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

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the level of H2S is below the above stated limits, shall result in PES being liable for all damages resulting therefrom and PES agrees to indemnify SPMT for any loss, damage, and expense suffered by SPMT as a result of PES’s failure to notify or treat as described herein.

5.                                      Marine Dock Procedures.

5.1                               PES shall not permit a Delivery Vessel or Receiving Vessel to be left unmanned while it is moored at the Facilities. SPMT assumes no responsibility for the seaworthiness of any Delivery Vessel or Receiving Vessel.

5.2                               Following each bunkering operation, SPMT shall displace the line with air or nitrogen. Only in emergency situations shall SPMT have the right to use Petroleum as line flush.

5.3                               PES shall comply with, and shall cause all Delivery Vessels and Receiving Vessels to comply with, all rules and regulations, including environmental, safety, and health rules and regulations, set forth in the Operations Manual.

5.4                               SPMT shall provide tank-to-tank blending services for Petroleum at the Terminal. Transfers of Petroleum between the storage tanks (i.e., Tanks No. 866 and No. 867) will be permitted a maximum of twice per week. PES will pay a fee of $[**] for each additional transfer.

5.5                               SPMT agrees to comply with PES’s blending instructions, but in no way shall SPMT warrant the fitness of the Petroleum for any particular use or purpose, nor shall SPMT warrant the merchantability of the blended Petroleum. PES is responsible for meeting all ASTM D975 requirements for Petroleum delivered into the Terminal. Petroleum with low conductivity shall require a conductivity / lubricity additive in accordance with ASTM D975. Additization of Petroleum will be the responsibility of PES. Additization of Petroleum will typically occur prior to offload at the Terminal. However PES may additize at the Terminal or into a vessel with sufficient notice to SPMT and approval by SPMT, which approval shall not be unreasonably withheld or delayed.

5.6                               SPMT SHALL NOT BE RESPONSIBLE FOR ANY DAMAGES RESULTING FROM AN ACCIDENT OCCURRING IN ANY FEDERALLY MAINTAINED WATERWAY. SPMT SHALL HAVE NO DUTY TO SCAN OR SURVEY FEDERALLY MAINTAINED WATERWAYS OR ANY CHANNEL EXTENDING FROM THE FEDERALLY MAINTAINED WATERWAY TO ANY BERTH AT THE FACILITIES FOR THE PURPOSE OF ATTEMPTING TO LOCATE SUBMERGED OBJECTS THAT COULD POTENTIALLY INTERFERE WITH NAVIGATION.

6.                                      Annual Volume.

6.1                               During the Term of this Agreement, PES will deliver an average of at least 300,000 barrels per day of Petroleum to the Terminal per Contract Year (“Minimum Volume Commitment”). The Minimum Volume Commitment shall be reduced to the extent that PES is unable to deliver Petroleum due to the inability or failure of SPMT to receive, store, handle or

** Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

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deliver Petroleum at the Terminal for any reason other than (i) any failure by PES to follow the nomination or other procedures set forth in the Operations Manual, (ii) lack of capacity to receive the Petroleum if PES delivers such Petroleum in excess of the available shell capacity for such specific grade of Petroleum and such lack of capacity is not due to a failure of SPMT’s equipment or tanks, or (iii) a breach of this Agreement by PES.

6.2                               Marine Fuels will not be credited toward the volume commitment in Section 6.1.

7.                                      Fees.

7.1                               PES will pay SPMT a throughput fee of $[**] per barrel of Petroleum (excluding Marine Fuel) received at the Terminal. These per barrel fees, together with the fees set forth in Section 3.5 and Section 5.4, will escalate at the rate equal to the CPI-All Urban Consumers-Philadelphia (rounded to the nearest one-hundredth of one cent) on January 1 of each year commencing January 1, 2013, not to exceed [**]% per annum.

7.2                               In addition to the fees set forth in Section 7.1, should PES determine to deliver Petroleum to the Terminal during any Contract Year that requires SPMT to provide heat, and operate its boiler system at the Terminal, PES will pay a fee of $[**] per barrel for Petroleum requiring heating services.

7.3                               Except as provided in this Agreement, PES shall not be subject to any charges or fees, including for mooring and unmooring of ships, independent inspection, laboratory testing, demurrage or extraordinary matters unless such fees are set forth and applicable pursuant to: (a) the then current Operations Manual; or (b) the Fee Schedule — Letter to Agents (the “Fee Schedule”), a copy of which is attached hereto as Exhibit C. SPMT shall have the right to amend the Fee Schedule from time to time, but no more frequently than once each year; provided, however, that: (a) any change to the fees must (i) be based on changes in SPMT’s out-of-pocket costs to provide the relevant services at the Terminal, which shall be passed through to PES with a commercially reasonable mark-up consistent with past practice, and (ii) apply equally to all Persons utilizing the Terminal; and (b) SPMT shall provide PES with reasonable advance notice of the effective date of any amendment to the Fee Schedule.

7.4                               Any crude oil having characteristics requiring abnormal handling, flushing, heating, cleaning etc. shall be treated as an abnormal delivery and all applicable fees associated with such delivery would be in addition to the normal delivery rates due to SPMT.

8.                                      Invoicing. SPMT shall submit invoices by facsimile or other electronic means to PES as follows:

8.1                               SPMT shall submit an invoice to PES by the 5th business day of each month for the net amount due under the terms of this Agreement for the previous month, and shall include the calculation of such amount and reasonably detailed supporting information upon which such amount was calculated.

8.2                               Payment for invoices sent to PES in accordance with Section 7 and this Section 8 are due by wire transfer in full to SPMT fifteen (15) business days after PES’s receipt

** Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

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of the invoice, provided that PES shall have the right to withhold any payments (other than a Deficiency Payment) disputed in good faith.

8.3                               Even if PES disputes any portion of an invoice, PES must timely pay the undisputed portion of the invoice. PES shall promptly notify SPMT in writing of any portion of an invoice which it disputes, and SPMT shall promptly work with PES to resolve such dispute. If PES fails to pay any disputed amount within thirty (30) days after the date on which the Parties have finally resolved or settled such dispute, via negotiation, or payment has been finally adjudicated or otherwise resolved, SPMT, in addition to other remedies it may have, may suspend service under this Agreement until such amount is paid.

8.4                               Should a Party fail to pay any undisputed amounts due hereunder, or any disputed amounts upon resolution of such dispute, such Party shall owe the other Party interest on such unpaid amounts at the rate of [**] per annum over the prime lending rate publicly announced from time to time by Citibank N.A. of New York, NY on ninety day loans to substantial and responsible commercial borrowers, but not to exceed any applicable interest criteria imposed by law on the unpaid principal balance, from the date payment was due until it is received (“Interest Rate”). A Party shall reimburse the other Party for all actual costs (including reasonable attorneys’ fees and court costs) incurred by such other Party to collect overdue and unpaid amounts, including late payment charges, whether or not suit is brought.

9.                                      Deficiency Payments.

9.1                               As soon as practicable following the end of each Contract Year under this Agreement SPMT shall deliver to PES a written notice (the “Deficiency Notice”) detailing any failure of PES to meet the Minimum Volume Commitment for that Contract Year. The Deficiency Notice shall (1) specify in reasonable detail the nature of any deficiency (including identifying which provision of the Agreement has not been satisfied) and (2) specify the approximate dollar amount that SPMT believes would have been paid by PES to SPMT if PES had throughput the Minimum Volume Commitment (the “Deficiency Payment”). PES shall pay the Deficiency Payment to SPMT within 10 days of its receipt of the Deficiency Notice. For avoidance of doubt, the Parties acknowledge and agree that any failure of PES to throughput the Minimum Volume Commitment set forth herein, directly resulting from an event of Force Majeure declared by PES or SPMT or a breach of this Agreement by SPMT, shall not constitute a failure of PES to meet its obligations hereunder nor shall the same be included in the Deficiency Notice or Deficiency Payment.

9.2                               If PES disagrees with the Deficiency Notice, then following the payment of the Deficiency Payment to SPMT, appropriate, authorized representatives of PES and SPMT shall meet or communicate by telephone at a mutually acceptable time and place, and thereafter as often as they reasonably deem necessary and shall negotiate in good faith to attempt to resolve any difference that they may have with respect to matters specified in the Deficiency Notice. During the 30-day period following the payment of the Deficiency Payment, PES shall have access to the working papers of SPMT relating to the Deficiency Notice. If it is finally determined pursuant to this Section 9 that PES is not required to make any or all of the Deficiency Payment (the “Refund”), SPMT shall promptly pay to PES the Refund in immediately available funds including interest accrued at the Interest Rate.

** Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

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9.3                               To the extent that (i) a Deficiency Payment is made with respect to a Contract Year and (ii) there is throughput in excess of the Minimum Volume Commitment in the immediately following Contract Year (“Excess Throughput”), then PES will receive a credit for such Excess Throughput in an amount up to the amount of the Deficiency Payment relating to the immediately prior Contract Year.

10.                               Gauging.

10.1                        PES shall have the right to engage an independent inspector, at its sole expense, to determine the quantity of Petroleum delivered to, stored at, or redelivered from the Terminal hereunder. In the event that such an independent inspector determines such quantity, the results of such an inspection shall be final and binding on SPMT and PES. All such inspections shall be performed in accordance with API standards, Prudent Industry Practice and, if applicable, the Operations Manual. In lieu of the use of an independent inspector, PES shall have the right to have Petroleum quantities determined by the Terminal’s tank gauging system. Should PES choose not to engage an independent inspector, the quantity determinations through the use of the Terminal’s tank gauging system shall be binding on the Parties.

10.2                        Prior to each receipt and delivery of Marine Fuel, an independent inspector shall perform a physical wet gauge on all shore tanks and vessel tanks. The measurements made by the independent inspector shall be deemed to be the official volume of Marine Fuel received and/or delivered. Such determination shall not be made until any and all volume measurement discrepancies are identified, brought to the attention of and resolved by SPMT’s Terminal Operations Group and the vessel personnel.

11.                               Term of the Agreement.

11.1                        Unless earlier terminated in accordance with the terms of this Agreement, the term of this Agreement shall be ten (10) years (the “Term”), commencing on September 8, 2012 (the “Commencement Date”) and expiring on September 7, 2022. As used herein, “Contract Year” means a calendar year that commences on the Commencement Date or any anniversary thereof.

11.2                        A Party shall be in default under this Agreement if: (a) it fails to perform a material obligation; (b) such failure continues for a period of sixty (60) days after notice thereof or, if such failure cannot reasonably be cured within such sixty (60) day period, such longer period (not to exceed one hundred twenty (120) days) so long as such Party is diligently and continuously engaged in curing such failure.

11.3                        In the event a Party is in default of this Agreement pursuant to Section 11.2, the non-defaulting Party may terminate this Agreement upon notice to the defaulting Party.

12.                               Force Majeure.

12.1                        The term Force Majeure as used herein shall mean any cause not reasonably within the control of the Party claiming Force Majeure and which by the exercise of reasonable due diligence such Party is unable to prevent or overcome, which might include (under the appropriate circumstances) but shall not be limited to any of the following: acts of

** Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

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God, strikes, lockouts, or other industrial disturbances, acts of the public enemy, wars, blockades, insurrections, terrorist activities, riots, storms, floods, port closures, perils of the sea, hurricanes, tornadoes, washouts, arrests of vessels, the order of any court or local, state, or federal governmental agency or authority having jurisdiction while the same is in force and effect, civil disturbances, explosions, breakage, breakdowns or accidents to facilities, machinery, equipment, chemical plant units or lines of pipe or inability to obtain or unavoidable delay in obtaining material, equipment, right of way easements, franchises, or permits.

12.2                        In the event either Party is rendered unable by an event of Force Majeure, in whole or in part, to perform its obligations under this Agreement (other than the obligation to make payment of amounts accrued hereunder when due), the obligations of such Party, so far as they are affected by such Force Majeure event, shall be suspended during the continuance of any inability so caused, but for no longer. The affected Party shall verbally notify the other Party of the occurrence of a Force Majeure event and the effects thereof as soon as is reasonably practicable, which verbal notice shall be followed up by a written notice confirming same, also as soon as is reasonably practicable. The affected Party shall use all commercially reasonable efforts to remedy the Force Majeure event, except that no Party shall be compelled to resolve any strikes, lockouts, or other industrial disputes other than as it shall determine to be in its best interests. The affected Party shall promptly notify the other Party in writing when the event of Force Majeure has terminated.

12.3                        If, during the Term of this Agreement, SPMT is unable to perform its obligations hereunder, PES shall be excused from its obligations (including its payment obligations and its Minimum Volume Commitment) to the extent relating to SPMT’s non-performance. In the event of a casualty affecting the Terminal or any Facilities, SPMT may, at its option, rebuild and reconstruct the Terminal or such Facilities; provided, however, that SPMT shall use all commercially reasonable efforts to substitute comparable storage facilities on an interim basis pending any such rebuilding or reconstruction. SPMT shall provide notice in writing of its intent (or not) to rebuild or reconstruct the Terminal or Facilities within sixty (60) days of the casualty event. If SPMT elects not to so rebuild and reconstruct, or if, despite SPMT’s commercially reasonable efforts, it is unable to provide comparable substitute facilities then, subject to PES’s Purchase Option (as defined below), either Party may terminate this Agreement without further obligation hereunder (other than obligations arising prior to such termination) upon ten (10) days written notice to the other Party.

13.                               New Regulations or Changes Thereto.

13.1                        In the event that any applicable existing laws, codes or regulations are amended or new laws, codes or regulations are enacted or promulgated after the Effective Date that require a capital investment in Facilities required to provide service to PES hereunder (a “Change in Law”), SPMT shall act reasonably and in good faith to secure a waiver from, exception to, or extension of the time to comply with such Change in Law for the remaining Term of this Agreement. If, despite such efforts, SPMT would incur incremental, out-of-pocket capital costs to comply with the Change in Law and satisfy its obligations to PES under this Agreement, SPMT may, by written notice to PES, request to negotiate an adjustment in the Throughput Fee or other fees and charges paid hereunder to cover PES’s share (taking into

** Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

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consideration PES’s portion of the total throughput utilizing the affected Facilities) of the reasonable, incremental, costs SPMT would incur to comply with the Change in Law.

13.2                        If SPMT requests to negotiate an adjustment in fees and charges pursuant to Section 13.1: (a) SPMT shall provide PES with access to relevant information and documentation regarding such proposed adjustment, including the nature and cost of the contemplated improvements, SPMT’s reasoning as to the means of complying with the Change in Law if alternatives exist and the manner in which PES’s share of such costs are determined; and (b) the Parties shall be obligated to negotiate in good faith to agree to an adjustment as described in Section 13.1.

13.3                        If, despite good faith negotiations, the Parties are unable to agree to an adjustment pursuant to Section 13.1 in sufficient time for SPMT to take such action as shall be necessary to comply with the Change in Law, SPMT may, subject to PES’ Purchase Option (as defined below), terminate this Agreement without liability other than liabilities arising prior to such termination. In that event, the Parties shall reasonably cooperate to reach agreement on a schedule for terminating service hereunder.

14.                               Miscellaneous.

14.1                        PES agrees to allow SPMT to board PES’s delivery vessels, at SPMT’s risk and expense, during discharge or loading to observe operations. The term “delivery vessels” or ‘‘vessels” as used in this Section 14 shall include the Delivery Vessels included in Section 4.

14.2                        The Terminal is regulated by applicable laws and regulations under the auspices of relevant governing authorities including but not limited to the Maritime Transportation Security Act (“MTSA”), with an approved security plan conforming to the MTSA in place under the auspices of the Captain of the Port (“COTP”), Philadelphia, United States Coast Guard (“USCG”).

15.                               Audit Rights.

15.1                        PES shall have the right, reasonably exercised (1) to observe and verify SPMT’s performance of its services hereunder, and (2) to have ingress and egress to, from and within the Terminal to the extent required for the purposes of this Agreement and (3) to review and audit all of SPMT’s records related to the performance of this Agreement and make copies thereof, at reasonable times and at PES’s expense. None of these rights shall be exercised by PES in any way which will materially interfere with or diminish SPMT’s control over or its operation of the Terminal and PES shall be subject to reasonable rules and regulations promulgated by SPMT.

15.2                        Following any audit as provided above, any mutually agreed adjustment charge or credit to PES will be issued by SPMT within thirty (30) days after a copy of the completed audit is furnished to SPMT.

** Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

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16.                               Taxes and Fees.

16.1                        PES shall pay, or cause to be paid, all taxes, import duties, license fees and other governmental charges, if any, levied on the Petroleum received, stored, delivered or otherwise handled by SPMT for PES hereunder. PES shall pay, or cause to be paid, all governmental charges imposed on the transfer of Petroleum from water borne carriers. PES shall indemnify and reimburse SPMT for all costs or expenses incurred and paid by SPMT in association with the foregoing taxes, expenses, fees or costs; provided, however, that PES shall not be responsible for any such taxes, duties, fees or charges based on SPMT’s income or earnings.

17.                               Customs Arrangements.

17.1                        SPMT shall not be responsible for making broker and customs arrangements in connection with Petroleum movements into and out of the Terminal hereunder. All charges resulting therefrom shall be for the account of PES.

18.                               Title and Responsibility.

18.1                        Title to Petroleum delivered to the Terminal pursuant to this Agreement shall remain always with PES or not more than one designee of PES, subject only to any lien(s) described in Section 18.2. Risk of loss of any such Petroleum shall remain always with PES or its designee(s); provided, however, that nothing in this Section 18 shall be deemed to bar recovery of amounts owed pursuant to this Agreement (including under an indemnity or as a result of SPMT’s breach hereof). SPMT’s custody of the Petroleum shall commence when it enters the flange connection of SPMT’s receiving line at the discharge line of the Delivering Vessel or pipeline and will terminate when it passes the flange connection of the Receiving Vessel or SPMT’s delivering pipeline.

18.2                        In no event shall SPMT have a lien or security interest on PES’s or its designees’ Petroleum stored or handled at the Terminal unless PES has failed to pay SPMT any fees for services (and not any other payments which may become due) described in this Agreement, including any exhibit, which are not disputed in good faith and such failure to pay has continued without being remedied for a period of thirty (30) days following receipt by PES of a written notice of such non-payment issued by SPMT.

18.3                        SPMT acknowledges and agrees that title to Petroleum delivered to the Terminal pursuant to this Agreement may be held by Persons other than PES (although not more than one Person at any one time). SPMT acknowledges and agrees that PES intends to enter into one or more intermediation agreements with third parties that will utilize the services provided, and have title to some or all of the Products handled, by SPMT hereunder. In consideration of PES’s execution of this Agreement with SPMT, SPMT hereby agrees that at the request of PES, it shall execute and deliver to any such intermediator, a Consent Agreement in the form of Exhibit D. Such Persons other than PES that hold title to Petroleum and such third parties who have entered into intermediation agreements with PES, together, shall be referred to herein as “Other Parties.”

** Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

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18.4                        PES agrees and acknowledges that notwithstanding ownership of Products by Other Parties, SPMT shall enjoy all of the rights and remedies under this Agreement against PES as if PES were the owner of such Products. As provided in the Consent Agreement, SPMT will comply with lawful directions or instructions of Other Parties. PES acknowledges that in the event that SPMT receives conflicting directions or instructions from PES and Other Parties, PES acknowledges that SPMT will follow the directions or instructions of the Other Parties in accordance with the Consent Agreement.

19.                               Right of First Refusal.

In the event SPMT determines to sell the Terminal or any material portion thereof (the “ROFR Assets”), PES shall have a right of first refusal (“ROFR”) to purchase the ROFR Assets as follows:

19.1                        Upon execution of an agreement to sell any ROFR Assets, SPMT shall provide PES with a full and accurate copy of its executed agreement to sell the ROFR Assets (the “Third Party PSA”).

19.2                        SPMT shall provide PES and its designees with access to such information regarding the ROFR Assets as shall be reasonable and customary for PES to conduct due diligence on assets such as the ROFR Assets, including all such information provided in connection with the process associated with the Third Party PSA. PES shall have a period of not less than thirty (30) days to evaluate such information.

19.3                        PES shall have thirty (30) days from receipt of a full and accurate copy of the Third Party PSA (such period, the “ROFR Period”) to notify SPMT in writing of its intention to execute an agreement to purchase the ROFR Assets upon terms that are materially the same (except those terms which are clearly not applicable in the context of a sale to PES) as those in the Third Party PSA, including the price and payment terms contained therein.

19.4                        If PES does not notify SPMT of its intention to purchase the ROFR Assets within the ROFR Period, or notifies SPMT that it does not intend to exercise its ROFR with respect to such ROFR Assets, SPMT shall have the right, for a period of ninety (90) days following the expiration of the ROFR Period or PES’s notice to SPMT that it does not intend to exercise the ROFR, to close on the sale of such ROFR Assets in accordance with the terms of the Third Party PSA. If SPMT does not close on the sale of the ROFR Assets in accordance with the terms of the Third Party PSA within such period, PES’s rights pursuant to this Section 17 shall apply to any subsequent sale of any ROFR Assets.

19.5                        If PES notifies SPMT of its intention to purchase the ROFR Assets within the ROFR Period, SPMT shall provide PES with a purchase agreement executed by SPMT with the same terms as those included in the Third Party PSA (except for non-material deviations identified by PES in its notice of intent to exercise its ROFR and the deletion of any terms which are clearly not applicable in the context of a sale to PES). PES shall have ten (10) business days from receipt of such an agreement to countersign and deliver it to SPMT. Failure to execute such agreement within ten (10) business days shall be deemed notification by PES of its intent not to purchase the ROFR Assets.

** Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

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20.                               Purchase Option.

20.1                        During the Term of this Agreement, PES shall have the right to purchase the Terminal (the “Terminal Purchase Option”) pursuant to the terms hereof. Such Terminal Purchase Option may be exercised by PES in connection with: (i) a sale by PES of all or substantially all of the assets or operations of the Philadelphia Refinery to a bona fide, unaffiliated third party; (ii) an underwritten public offering for cash as evidenced by the retention of an investment bank and the commencement of the preparation of a registration statement with an intention to file upon completion with the Securities and Exchange Commission; or (iii) a public debt financing of not less than $200 million occurring at any time on or after March 31, 2013, the proceeds of which financing are intended to restructure the capital structure of PES (and not for the purpose of capital improvements or expansion) (each, a “Trigger Event”). The terms of the Purchase Option shall be as follows:

(a)                                 At any time PES desires to exercise its Terminal Purchase Option, it shall provide written notice (a “Terminal Option Notice”) to SPMT stating that a Trigger Event is occurring or is reasonably contemplated in good faith by PES. Promptly upon receipt of such Terminal Option Notice, SPMT shall provide PES and its designees with access to such information regarding the Terminal as shall be reasonable and customary for PES to conduct due diligence on an asset such as the Terminal. PES shall have a period of not less than ninety (90) days to evaluate such information.

(b)                                 SPMT and PES shall, for a period of thirty (30) days following completion of PES’s due diligence, negotiate in good faith to reach agreement on the terms for a purchase of the Terminal by PES; provided, however, that the Parties agree that: (A) the purchase price shall be paid at closing in cash; (B) SPMT shall not be obligated to make any representations as to the condition of the Terminal; (C) PES shall be required to purchase the real property on which the Terminal is located or, if not feasible, as determined by SPMT in its reasonable judgment, SPMT shall otherwise grant a lease, easement(s) and/or other interests in real property necessary for PES to reasonably own, operate, maintain, repair and replace the Terminal; (D) SPMT shall convey all operating and maintenance records reasonably necessary for the operation of the Terminal; and (E) SPMT shall convey the Terminal free and clear of any charge, claim, community property interest, covenant, equitable interest, equitable servitude, lien, option, pledge security interest, right of first refusal, or other restriction of any kind, including any restriction on use, transfer, receipt of income, or exercise of any other attribute of ownership. For avoidance of doubt, SPMT shall not be obligated to provide an indemnity against any pre-existing environmental liabilities on, at or under the Terminal.

(c)                                  The purchase price to be paid for the Terminal shall be: (A) for any sale consummated pursuant to a Terminal Option Notice delivered on or before December 31, 2013, the product obtained by multiplying (X) the average EBITDA for the Belmont Rack for calendar years 2009, 2010 and 2011 by (Y) [**]; or (B) for any other sale, the fair market value of the Terminal, as determined

** Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

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by three (3) investment banks (the “Appraisers”) which the Parties hereby agree shall be Barclays, Credit Suisse and Morgan Stanley unless one or more of such designated investment banks is unable or unwilling to serve as an Appraiser, in which case the Parties shall mutually agree on one or more replacement investment bank(s). In determining the fair market value of the Terminal, the Appraisers shall consider all relevant factors, including comparable sales in the pipeline and terminaling industries and the terms and conditions of the sale of the Terminal. The fair market value of the Terminal shall be the average of the fair market values as determined by the three Appraisers.

(d)                                 To the extent the Parties are unable to reach agreement on any non-price term or condition of sale of the Terminal, such terms and conditions shall be determined by a single Appraiser (the “Designated Appraiser”) selected from among the Appraisers. The Designated Appraiser shall, except with respect to terms expressly provided herein, base the terms and conditions of sale on those that are reasonable and customary for the sale of an industrial asset such as the Terminal.

(e)                                  The fees of the Appraisers will be split equally between SPMT and PES. Any tank cleaning and freeing of storage tanks (or, alternatively, decommissioning) required as a result of the exercise of the Terminal Purchase Option shall be paid by [**].

(f)                                   Commencing as of the date the purchase price and terms and conditions of sale of the Terminal are determined, PES will have the right, but not the obligation, for a period of ninety (90) days (such period, the “Terminal Option Period”) to purchase the Terminal at such price and on such terms and conditions. PES shall notify SPMT, in writing delivered during the Terminal Option Period, of its intention to purchase the Terminal. Failure to provide such notice within the Terminal Option Period shall be deemed to constitute a decision by PES not to exercise its Terminal Purchase Option.

(g)                                  If PES notifies SPMT in writing during the Terminal Option Period of its intention to exercise its Terminal Purchase Option, both Parties shall be obligated to enter into an agreement incorporating the terms and conditions either agreed to by the Parties or determined by the Appraisers (as to price) or the Designated Appraiser (as to other terms). If PES fails to execute and deliver such an agreement within thirty (30) days of expiration of the Terminal Option Period, PES’s Terminal Purchase Option shall be deemed to have expired (with no effect on its ROFR).

(h)                                 If a Trigger Event is not consummated within nine (9) months of the closing of the purchase of the Terminal under this Section 20.1, then PES shall promptly pay to SPMT an additional amount equal to [**] of the purchase price paid by PES at the closing of the Terminal Purchase Option.

** Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

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20.2                        In the event that PES purchases the Terminal pursuant to the Terminal Purchase Option and thereafter determines to sell or contribute to a joint venture the Terminal or any material portion thereof in a transaction that does not include a sale or conveyance of all or substantially all of the Philadelphia Refinery, SPMT shall have a right of first refusal to repurchase the Terminal. The terms of SPMT’s right of first refusal pursuant to this Section 20.2 shall be as follows:

(a)                                 SPMT’s right of first refusal shall be subject to the same terms and conditions as PES’s ROFR pursuant to Section 19, except that all references to SPMT therein shall be deemed to refer to PES and all references to PES therein shall be deemed to refer to SPMT.

(b)                                 The provisions of this Section 20.2 shall remain in effect following the date of this Agreement, regardless of the earlier termination of this Agreement. If, during such period, PES sells the Terminal pursuant to any transaction that does not permit SPMT to exercise its right of first refusal pursuant to this Section 20.2, PES shall cause the purchaser of the Terminal to assume PES’s obligations under this Section 20.2.

(c)                                  In the event PES enters into a transaction that permits SPMT to exercise its right of first refusal pursuant to this Section 20.2 and SPMT fails to exercise such right in accordance with the terms hereof, all of its rights pursuant to this Section 20.2 shall automatically terminate.

20.3                        In the event that PES purchases the Terminal pursuant to the Terminal Purchase Option and thereafter the operation of the Terminal is no longer conducted in connection with refining operations at the Philadelphia Refinery, SPMT shall have an option to repurchase the Terminal at its fair market value at the time of sale. The terms of SPMT’s repurchase option pursuant to this Section 20.3 shall be as follows:

(a)                                 SPMT’s purchase option shall be subject to the same terms and conditions as the Terminal Purchase Option pursuant to Section 20.1, except that: (i) all references to SPMT therein shall be deemed to refer to PES and all references to PES therein shall be deemed to refer to SPMT; (ii) the price described in Section 20.1(c)(A) shall not apply; and (iii) the non-price terms and conditions shall be identical to the terms and conditions that applied when PES exercised its Terminal Purchase Option other than reversing the references to the Parties.

(b)                                 The provisions of this Section 20.3 shall remain in effect for [**] years following the date of this Agreement, regardless of the earlier termination of this Agreement. If, during such period, PES sells the Terminal pursuant to any transaction that does not permit SPMT to exercise its right of first refusal pursuant to this Section 20.3, PES shall cause the purchaser of the Terminal to assume PES’s obligations under this Section 20.3.

** Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

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21.                               INDEMNIFICATION; LIMITATION OF LIABILITY; DISCLAIMERS.

21.1                        TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW AND EXCEPT AS SPECIFIED OTHERWISE ELSEWHERE IN THE AGREEMENT:

(a)                                 SPMT SHALL DEFEND, INDEMNIFY AND HOLD HARMLESS PES, ITS AFFILIATES AND THEIR RESPECTIVE DIRECTORS, OFFICERS, EMPLOYEES, SUBCONTRACTORS AND AGENTS FROM AND AGAINST ANY LOSS, DAMAGE, CLAIM, SUIT, LIABILITY, FINE, PENALTY, JUDGMENT AND/OR EXPENSE (INCLUDING ATTORNEYS’ FEES AND OTHER COSTS OF LITIGATION) (COLLECTIVELY “LIABILITIES”): (i) ARISING FROM (1) INJURY, DISEASE OR DEATH OF ANY PERSONS, (2) DAMAGE TO OR LOSS OF ANY PROPERTY (INCLUDING MARINE VESSELS AND/OR PETROLEUM), OR (3) DISCHARGES OR SPILLS OR LEAKS OF PETROLEUM, IN EACH CASE TO THE EXTENT CAUSED BY OR RESULTING FROM THE NEGLIGENT ACTS OR OMISSIONS OR WILLFUL MISCONDUCT OF SPMT OR ITS EMPLOYEES, AGENTS OR CONTRACTORS, IN CONNECTION WITH SPMT’S PERFORMANCE OF THIS AGREEMENT; OR (ii) ARISING OUT OF THE FAILURE OF SPMT OR ITS EMPLOYEES, AGENTS OR CONTRACTORS TO COMPLY WITH APPLICABLE LAW.

(b)                                 PES SHALL DEFEND, INDEMNIFY AND HOLD HARMLESS SPMT, ITS AFFILIATES AND THEIR RESPECTIVE DIRECTORS, OFFICERS, EMPLOYEES, SUBCONTRACTORS AND AGENTS FROM AND AGAINST ANY LIABILITIES: (ii) ARISING FROM (A) INJURY, DISEASE OR DEATH OF ANY PERSONS, (B) DAMAGE TO OR LOSS OF ANY PROPERTY (INCLUDING THE TERMINAL), OR (C) DISCHARGES OR SPILLS OR LEAKS OF PETROLEUM, IN EACH CASE TO THE EXTENT CAUSED BY OR RESULTING FROM THE NEGLIGENT ACTS OR OMISSIONS OR WILLFUL MISCONDUCT OF PES OR ITS EMPLOYEES, AGENTS OR CONTRACTORS, IN CONNECTION WITH PES’S PERFORMANCE OF THIS AGREEMENT; OR (ii) ARISING OUT OF THE FAILURE OF PES OR ITS EMPLOYEES, AGENTS OR CONTRACTORS TO COMPLY WITH APPLICABLE LAW.

21.2                        EXCEPT FOR THE PARTIES’ INDEMNITY OBLIGATIONS TO EACH OTHER WITH RESPECT TO CLAIMS OF THIRD PARTIES, NEITHER PARTY SHALL BE LIABLE, RESPONSIBLE OR ACCOUNTABLE IN DAMAGES OR OTHERWISE FOR ANY INCIDENTAL, SPECIAL, CONSEQUENTIAL, PUNITIVE, EXEMPLARY OR INDIRECT DAMAGES IN TORT, CONTRACT OR OTHERWISE, UNDER OR ON ACCOUNT OF THIS AGREEMENT.

** Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

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21.3                        EXCEPT FOR THOSE EXPRESSLY STATED IN THIS AGREEMENT, NEITHER PARTY MAKES ANY REPRESENTATIONS OR WARRANTIES, EXPRESS OR IMPLIED, INCLUDING THE IMPLIED WARRANTY OF MERCHANTABILITY AND THAT OF FITNESS FOR A PARTICULAR PURPOSE. NOTWITHSTANDING ANY COURSE OF PERFORMANCE, COURSE OF DEALING OR USAGE OF TRADE (OR LACK THEREOF) INCONSISTENT HEREWITH, EACH PARTY HEREBY EXPRESSLY DISCLAIMS ANY AND ALL REPRESENTATIONS AND WARRANTIES, EXPRESS OR IMPLIED, OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE.

21.4                        This Section 21 shall survive the expiration or termination of this Agreement.

22.                               Insurance.

22.1                        PES shall procure and maintain with reputable insurers with AM Best Company’s rating of not less than “A VII” policies of insurance written on an occurrence basis or on claims made basis (in which event insurance shall be maintained during the term of this Agreement and for a period of two years following expiration or earlier termination of this Agreement), or self-insurance acceptable to SPMT, with limits not less than those indicated for the respective items as follows:

(a)                                 Statutory Workers’ Compensation and Occupational Disease Insurance, including Employer’s Liability Insurance and, if applicable, coverage under the Longshoremen and Harbor Workers’ Compensation Act, the Jones Act or other Maritime Employer’s Liability, complying with laws of each jurisdiction. Employer’s Liability Insurance (and Maritime Employer’s Liability, if applicable) shall be provided with a limit not less than: $2,000,000 each occurrence;

(b)                                 Commercial Liability Insurance with limits not less than: $10,000,000 Bodily Injury, Personal Injury & Property Damage combined each occurrence and aggregate;

(c)                                  Commercial Automobile Liability Insurance, including Contractual Liability, covering all motor vehicles licensed for highway use with limits not less than: $5,000,000 Bodily Injury, Personal Injury & Property Damage combined each occurrence and aggregate.

22.2                        PES shall provide certificates of insurance acceptable to SPMT. All insurance shall (i) provide that coverage shall not be suspended, voided, canceled, non-renewed, reduced in scope or limits except after thirty (30) days’ prior written notice has been given to SPMT; and (ii) apply separately to each insured and additional insured against whom a claim is made or suit is brought, except with respect to the limits of the insurer’s liability and provide a waiver of subrogation in waiver of SPMT. The Commercial General Liability and Automobile Liability policies shall be endorsed to add, or shall have an existing blanket endorsement so as to add, SPMT as an additional insured; provided, however, that SPMT shall be named as an additional insured only with respect to any claims arising out of or related to this Agreement

** Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

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and/or PES’s obligations hereunder; and shall provide that the coverage afforded to SPMT as an additional insured will be primary to any other coverage available to it, and that no act or omission of SPMT shall invalidate the coverage. Any deductible or retention of insurable risks shall be for PES’s account. The insurance requirement set forth herein shall not in any way limit PES’s liability arising out of this Agreement, or otherwise, and shall survive the termination/cancellation of this Agreement.

22.3                        SPMT shall procure and maintain with reputable insurers with AM Best Company’s rating of not less than “A VII” policies of insurance written on an occurrence basis or on claims made basis (in which event insurance shall be maintained during the term of this Agreement and for a period of two years following expiration or earlier termination of this Agreement), or self-insurance acceptable to PES, with limits not less than those indicated for the respective items as follows:

(a)                                 Statutory Workers’ Compensation and Occupational Disease Insurance, including Employer’s Liability Insurance and, if applicable, coverage under the Longshoremen and Harbor Workers’ Compensation Act, the Jones Act or other Maritime Employer’s Liability, complying with laws of each jurisdiction. Employer’s Liability Insurance (and Maritime Employer’s Liability, if applicable) shall be provided with a limit not less than: $2,000,000 each occurrence;

(b)                                 Commercial Liability Insurance with limits not less than: $10,000,000 Bodily Injury, Personal Injury & Property Damage combined each occurrence and aggregate;

(c)                                  Commercial Automobile Liability Insurance, including Contractual Liability, covering all motor vehicles licensed for highway use with limits not less than: $5,000,000 Bodily Injury, Personal Injury & Property Damage combined each occurrence and aggregate.

22.4                        SPMT shall provide certificates of insurance acceptable to PES. All insurance shall (i) provide that coverage shall not be suspended, voided, canceled, non-renewed, reduced in scope or limits except after thirty (30) days’ prior written notice has been given to PES; and (ii) apply separately to each insured and additional insured against whom a claim is made or suit is brought, except with respect to the limits of the insurer’s liability and provide a waiver of subrogation in waiver of PES. The Commercial General Liability and Automobile Liability policies shall be endorsed to add, or shall have an existing blanket endorsement so as to add, PES as an additional insured; provided, however, that PES shall be named as an additional insured only with respect to any claims arising out of or related to this Agreement and/or SPMT’s obligations hereunder; and shall provide that the coverage afforded to PES as an additional insured will be primary to any other coverage available to it, and that no act or omission of PES shall invalidate the coverage. Any deductible or retention of insurable risks shall be for SPMT’s account. The insurance requirement set forth herein shall not in any way limit SPMT’s liability arising out of this Agreement, or otherwise, and shall survive the termination/cancellation of this Agreement.

** Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

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23.                               Assignment.

23.1                        Neither this Agreement nor any of the rights or obligations hereunder shall be assigned without the prior written consent of PES (in the case of any assignment by SPMT) or SPMT (in the case of any assignment by PES); provided, however, that: (i) either PES or SPMT may make such an assignment to any of its Affiliates so long as the assignor remains liable hereunder; (ii) either PES or SPMT may make a collateral assignment of this Agreement in connection with any financing by such Party; (iii) PES may make such an assignment to any Person to which PES has sold the Philadelphia Refinery if such Person (A) is reasonably capable of performing PES’s obligations under this Agreement, which determination shall be made by PES in its reasonable judgment, and (B) has agreed in writing with SPMT to assume the obligations of PES hereunder; and (iv) PES may make such an assignment (in whole or in part or through a mechanism other than an assignment) to any Person acting as an intermediator of all or any portion of the Product(s) to be delivered, stored, handled and redelivered hereunder. Any attempt to make an assignment otherwise than as permitted by the foregoing shall be null and void. The Parties hereto agree to require their respective successors, if any, to expressly assume, in a form of agreement acceptable to the other Parties, their obligations under this Agreement.

23.2                        In the event SPMT sells the Terminal, the Facilities or any portion thereof (including to an Affiliate or pursuant to a Third Party PSA), it shall be obligated to assign this Agreement, and to have the purchaser assume SPMT’s obligations hereunder, pursuant to an assignment and assumption agreement in form and substance acceptable to PES. For purposes of this Agreement: (a) “Affiliate” means, as to the Person specified, any Person Controlling, Controlled by, or under common Control with such specified Person; provided, however, that no Person shall be deemed an Affiliate of any Person solely by reason of the exercise or existence of rights, interests or remedies under this Agreement; (b) “Control” (including correlative terms such as “controlled by” and “controlling”) means, as used with respect to any Person, the possession, direct or indirect, of the power to direct or cause the direction of the management and policies of such Person, whether through the ownership of voting securities, by contract or otherwise; and (c) “Person” means an individual, corporation, limited liability company, partnership, joint venture, business trust, unincorporated organization, association, government agency or political subdivision thereof or other entity.

24.                               Alternative Dispute Resolution.

24.1                        SPMT and PES shall endeavor to resolve any dispute, controversy or claim (a “Dispute”) arising from or in connection with this Agreement in a fair and equitable manner. Prior to initiating legal proceedings with respect to any such Dispute, the Parties will seek resolution of disputes through discussions between senior executives of the respective Parties. In addition, SPMT and PES may agree to engage in mediation of a Dispute, in which case the cost of the mediator shall be shared equally.

25.                               Entirety of Agreement/Modification.

25.1                        This instrument contains the entire agreement between the Parties hereto regarding the subject matter hereof, and no prior promises, agreements, or warranties written or verbal shall be of any force or effect unless embodied herein. No modification of this

** Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

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Agreement shall be of any force or effect unless reduced to writing and signed by both Parties. No waiver of any provision of this Agreement shall be valid unless it is in writing and signed by the Party against whom the waiver is sought to be enforced. No failure or delay in exercising any right hereunder, and no course of conduct, shall operate as a waiver of any provision of this Agreement. No single or partial exercise of a right hereunder shall preclude further or complete exercise of that right or any other right hereunder.

26.                               Successors and Assigns: No Third Party Beneficiaries.

26.1                        This Agreement shall inure to the benefit of and be binding upon the Parties and their respective successors and permitted assigns. Except as otherwise permitted herein, nothing in this Agreement shall be construed as conferring upon any Person other than the Parties and their respective successors and permitted assigns any right, remedy or claim under or by reason of this Agreement.

27.                               Severability.

27.1                        If any provision of this Agreement is held illegal, invalid or otherwise unenforceable, such illegality, invalidity or unenforceability will not affect any other provision hereof. In such circumstances, the Agreement shall be deemed modified to the extent necessary to render enforceable to the maximum extent feasible the provisions hereof.

28.                               Notices.

28.1                        All notices or requests or consents provided for by, or permitted to be given pursuant to, this Agreement must be in writing and must be given by depositing same in the United States mail, addressed to the Person to be notified, postpaid, and registered or certified with return receipt requested or by delivering such notice in person or via overnight courier, charges prepaid, or by facsimile to such Party. Notice given by personal delivery, overnight courier or mail shall be effective upon actual receipt. Notice given by facsimile shall be effective upon actual receipt if received during the recipient’s normal business hours or at the beginning of the recipient’s next business day after receipt in not received during the recipient’s normal business hours. All notices to be sent to a Party pursuant to this Agreement shall be sent to or made at the addresses set forth below or at such other addresses as such Party may stipulate to the other Parties in the manner provided in this Section 28.1.

To SPMT:	Sunoco Partners Marketing & Terminals LP
1818 Market Street Suite 1500
Philadelphia, PA 19103
Fax: 215-246-8287
Attn: Manager, Business Development

** Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

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To PES:	Philadelphia Energy Solutions LLC
Philadelphia Energy Solutions Refining and
Marketing LLC
3144 W. Passyunk Avenue
Philadelphia, PA 19145
Attention: Philip Rinaldi
Fax: (866) 456-1587

and to:	Carlyle PES, L.L.C.
520 Madison Avenue, 39th Floor
New York, NY 10022
Attention: Rodney Cohen, David Stonehill and David Albert
Fax: (202) 347-1818

with copies (which shall not constitute notice) to:	Vinson & Elkins LLP
666 Fifth Avenue, 26th Floor
New York, NY 10103
Attention: Michael Swidler and Steven Abramowitz
Fax: (212) 237-0100

29.                               Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New York, excluding any choice or conflicts of laws principles thereof.

30.                               Independent Contractors.

30.1                        Notwithstanding anything to the contrary, neither this Agreement nor the performance hereof shall be deemed to create a partnership, joint venture, association or other co-operative entity among the Parties or authorize any Party to represent or contract on behalf of the other Party. SPMT, in performing the services under this Agreement, is acting solely as an independent contractor and is not as an agent of PES. The provision of services under this Agreement shall be under the sole supervision, control and direction of SPMT and not PES.

31.                               Confidential Information.

31.1                        The Parties hereto acknowledge that each (a “Receiving Party”) may obtain confidential information or proprietary information (“Confidential Information”) from the other Party (a “Disclosing Party”) including information referring to Products or the business plans or operations of the Parties; provided, however, that Confidential Information shall not include any information that: (a) is or becomes generally available to the public other than as a result of a breach of this Agreement by the Receiving Party; (ii) is or becomes available from a source other than the Disclosing Party; or (iii) is or was independently developed by employees, representatives or advisors of the Receiving Party without use of, or reference to, any Confidential Information. The Parties shall at all times keep confidential and not disclose to any third party any Confidential Information for any purpose other than in connection with

** Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

23

performance pursuant to this Agreement. In the event that a Receiving Party is requested or required pursuant to law, including pursuant to written or oral question or request for information or documents in any legal proceeding, by interrogatory, subpoena or similar process, to disclose any Confidential Information, the Receiving Party shall, to the maximum extent reasonably permissible by law, notify the Disclosing Party promptly of the request or requirement so that the Disclosing Party may seek an appropriate protective order or waive compliance with the provisions of this Section 31. If, in the absence of a protective order or the receipt of a waiver hereunder, the Receiving Party determines in good faith that it is required by law to disclose any Confidential Information, the Receiving Party may disclose the Confidential Information to the extent required to comply with law. With respect to any disclosure of Confidential Information, the obligations of a Receiving Party set forth in this Section 31 shall survive for a period of five (5) years following such disclosure.

32.                               Refinery Shutdown or Reconfiguration.

32.1                        PES may in its sole discretion decide to close the Philadelphia Refinery. In such case, PES may terminate this Agreement upon one hundred eighty (180) days advance written notice to SPMT.

32.2                        Further, in the event PES reconfigures the Philadelphia Refinery such that the refinery does not require (in the case of crude oil) or produce (in the case of other Petroleum) volumes of Petroleum sufficient to satisfy the Minimum Volume Commitment set forth in this Agreement, PES shall provide SPMT with at least one hundred eighty (180) days advance written notice of such reconfiguration, and following the later of (1) such 180-day period; or (2) the date the reconfiguration is completed, the Minimum Volume Commitment set forth herein shall be reduced to an amount equal to the volume of Petroleum required by (in the case of crude oil) or to be produced (in the case of other Petroleum) at the Philadelphia Refinery following the reconfiguration. Upon request, PES shall provide to SPMT reasonable documentation of the volumes of Petroleum required (in the case of crude oil) and produced (in the case of other Petroleum) following the reconfiguration.

32.3                        In the event of termination of this Agreement under this Section 32, all reasonable costs of (i) any tank cleaning and freeing of storage tanks required upon the termination or expiration of this Agreement to return the tanks to the same condition as on the Commencement Date or, alternatively, (ii) decommissioning, shall be paid by [**].

33.                               Interpretation.

33.1                        The section headings used in this Agreement and any exhibits and schedules hereto are for convenience only and shall not limit or change the subject matter of this Agreement.

33.2                        The words “including,” “include,” “includes” and all variations thereof shall mean “including without limitation” and “shall” and “will” have equal force and effect.

33.3                        The exhibits and schedules identified in this Agreement are incorporated herein by reference and made a part of this Agreement.

** Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

24

33.4                        The words “hereof,” “herein” and “hereunder” and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement, and article, section, subsection, schedule and exhibit references are to this Agreement unless otherwise specified.

33.5                        As used in this Agreement, capitalized terms shall have the meanings ascribed to them herein.

34.                               Counterparts.

34.1                        This Agreement may be executed in counterparts which, when signed by each of the Parties, shall constitute one and the same instrument. Photocopies, facsimiles and other reproductions of the originally signed Agreement shall be deemed to be original counterparts to this Agreement.

[remainder of page intentionally left blank]

** Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

25

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed on their behalf by their officers thereunto duly authorized, as of the date first above written.

SUNOCO PARTNERS MARKETING & TERMINALS, L.P.
By: Sunoco Logistics Partners Operations GP LLC, its general partner

By:	/s/ Michael J. Hennigan
Name:
Title:

PHILADELPHIA ENERGY SOLUTIONS REFINING AND MARKETING LLC

By:	/s/ James T. Rens
Name:	James T. Rens
Title:	CFO

Signature Page to the Marine Dock and Terminaling Agreement

(Ft. Mifflin)

** Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

EXHIBIT A

SPECIAL MOVEMENT REQUEST FORM

[SEE ATTACHED]

** Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Special Movement Request - Follow Up Questionnaire

The form below should be submitted by shipper when requesting to move/store new crudes outside of the normal base parameters (identified in section 3.2 of the contract). This form will be used to document the discussion held with the various SPL departments whenever a request is received from a shipper to make a movement that is outside the normal parameters of our operations. An approval or denial of the request will be documented on this form. SHIPPER SHOULD FILL OUT THE YELLOW HIGHLIGHTED PORTIONS AND SUBMIT THE NECESSARY BACK UP DOCUMENTATION FOR REVIEW.

Requesting Party:

Date of Req:

Date of Meeting/ Teleconference to Discuss:		/ /	Time:

General Description of the Request- Who / What / Where / When of Request:

SPL Pipeline System(s) Involved:

Product / Crude / LPG / Other Material:

Destination of Product / Crude / LPG / Other:

Volume of Product / Crude / LPG / Other:

Proposed Date of Movement:		Delivery:

Management / Supervision Attending:	Y/N		Name

Region	YES

Oper. Engineering	YES

Business Development	NO

Quality	YES

Corrosion	NO

Documents Required for Review: (But not limited to)		Y/N	Attached	Comments:
Crude Review Summary:		YES
Assay:		YES
Other Relevant Data:		YES

FOR USE BY SUNOCO LOGISTICS BELOW:

List of Operational / Administrative / Other Issues

** Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission.

Confidential treatment has been requested with respect to the omitted portions.

1.
2.
3.
4.
5.
	Y/N	Comments

Is an MOC Required?	YES

Change in Operations Manual(s) required?	YES

Special valve alignments required in the field?	NO

Change in set points (SCADA / Field Devices)?	NO

Special / unique safety or health issues?	NO

Special / unique quality issues?	NO

Are there special handling requirements?	YES

Are programming / PLC changes required?	NO

Outstanding Questions and/or Issues		Responsible Party
1.
2.
3.
4.
5.

Comments:

	Operations Engineering	Approved / Denied

Signature:		Date / /

Printed Name:		Approved ☐ Denied ☐

Regional Operations and Maintenance

Signature:		Date / /

Printed Name:		Approved ☐ Denied ☐

Product Quality

Signature:		Date / /

Printed Name:		Approved ☐ Denied ☐

** Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission.

Confidential treatment has been requested with respect to the omitted portions.

Other

Signature:		Date / /

Printed Name:		Approved ☐ Denied ☐

** Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission.

Confidential treatment has been requested with respect to the omitted portions.

EXHIBIT B

APPROVED CRUDE TYPES AND ASSOCIATED RESTRICTIONS

[SEE ATTACHED]

** Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

SXL Region 1 - Approved Crudes Summary

Last Revised 07/17/12

SXL Crude Property Limits:

Maximum Sulfur Content (wt%)	4.00
Maximum API Gravity (ºAPI)	20
Minimum API Gravity (ºAPI)	70
Maximum TVP at Storage Temp (psi)	10.5
Maximum Viscosity at 60 °F (SUS)	1500
Maximum Viscosity at 100 °F (SUS)	425
Maximum Pour Point (°F)	50
Maximum Hydrogen Sulfide - Liquid (ppm)	100
Maximum Hydrogen Sulfide - Vapor (ppm)	200
Maximum Temperature (°F)	115

Based off of the above limits:

Reid Vapor Pressure at 115°F (psi)	7.75
Maximum Viscosity at 60 °F (cSt)	299.91
Maximum Viscosity at 100 °F (cSt)	84.682

	Sulfur Content (wt%)	API Gravity (°API)	RVP (psi)	Viscosity at 60 °F (cSt)	Viscosity at 100 °F (cSt)	Pour Point (°F)	H2S Liquid (ppm)	H2S Vapor (ppm)	Property of Concern	Notes

Agbami	0.040	47.207	8.79	1.9 @ 104F	1.78 @ 122F	35	Reported by vessel	Reported by vessel	High RVP. High Viscosity at 60F. High Viscosity at 100F.	Potential to overpressure tanks and lines and exceed environmental limits at temperatures above 108F.
Beatrice	0.065	37.76	3.58	18	8	75	Reported by vessel	Reported by vessel	High Pour Point.	Potential to wax-up in lines and tanks at temperatures below 75F. Potential wax build-up.
Brega Condensate	0.026	66.1	11.6	1.1	0.87	21.2	Reported by vessel	Reported by vessel	High RVP.	Potential to overpressure tanks and lines and exceed environmental limits at temperatures above 95F.
Doba	0.101	21.07	1.2	2013.9	324.4	30	Reported by vessel	Reported by vessel	High Viscosity at 60F. High Viscosity at 100F.	Very high viscosity, if it is not kept hot it will become extremely difficult to pump.
Etame	0.063	35.5	1.29	57.7	18.5	86	Reported by vessel	Reported by vessel	High Pour Point.	Potential to wax-up in lines and tanks at temperatures below 89F. Potential wax build-up.
Ostra	0.260	22.71	1	153@80	43@122	-10	Reported by vessel	Reported By vessel	High Viscosity at 60F. High Viscosity at 100F.	Very high viscosity, if it is not kept hot it will become extremely difficult to pump.
Qarun	0.181	37.07	6.7	17.8	8.2	48	Reported by vessel	Reported by vessel		High sediment content, lined tanks only.
Rabi Blend	0.080	31.96	1	224.9 (drops to 77 cSt at 68 F)	33.5	91	Reported by vessel	Reported by vessel	High Viscosity at 60F. High Pour Point.	Potential to wax-up in lines and tanks at temperatures below 91F. Potential wax build-up.

** Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Sarir	0.120	36.5	5.2	10.6 @ 100F	6.6 @ 122F	75	Reported by vessel	Reported by vessel	High Viscosity at 60F. High Viscosity at 100F. High Pour Point.	Potential to wax-up in lines and tanks at temperatures below 75F. Potential wax build-up.
West Hackberry Sweet	0.330	37	9.15	7.9	3.8	28	Reported by vessel	Reported by vessel	High RVP.

There is a discrepancy between the reported RVP value (5.4 psi) and the calculated value (9.15 psi). Reported value meets contract limits but calculated value doss not. Until RVP discrepancy is resolved, this crude will not be accepted above 100F

** Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Sunoco Logistics	Sunoco Logistics LP
Fort Mifflin Terminal
#4 Hog Island Road
Philadelphia, PA 19153

March 16, 2010

Requirements for Sunoco Logistics to Receive/Ship Agbami Crude:

Sunoco Logistics will accept Agbami Crude only if the below criteria is met:

•                  Common Requirements:

•                  Vessel analysis will be provided by Sunoco to the following SXL personnel.

•                  SXL Operations Manager - FTMN

•                  SXL Operations Coordinator - FTMN

•                  SXL Product Quality - Belmont

•                  Agbami will not be blended in SXL tanks with materials at a temperature greater than 103 °F.

•                  If additional corrosion monitoring/prevention procedures and/or restrictions are required SXL reserves the right to amend this document.

•                  USCG regulations have additional security requirements for vessels loading in Nigeria.

•                  Fort Mifflin Docks:

•                  Agbami Crude will be accepted at both Dock A and B

•                  Agbami Crude must be offloaded at no more than 103 °F

•                  Hog Island Warf Docks:

•                  Agbami Crude will be accepted at all docks

•                  Agbami Crude must be offloaded at no more than 103 °F

•                  Fort Mifflin Tanks:

•                  Tanks 855 and 856 will be available for storage

•                  Agbami Crude will not be heated

•                  Agbami Crude must leave FTMN before the temperature exceeds 108 °F

•                  Darby Creek Tanks:

•                  Tanks in the south field and tanks 27 and 28 will be available for storage

•                  Agbami Crude will only be shipped on the North Ship Line

•                  Agbami Crude must leave DCTF before the temperature exceeds 108 °F

** Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

September 6, 2011

Requirements for Sunoco Logistics to Receive/Ship Beatrice Crude:

Sunoco Logistics will accept Beatrice Crude only if the below criteria is met:

•                  Common Requirements:

•                  Beatrice Crude will not be blended with materials with a RVP exceeding 7.75 psi.

•                  Beatrice Crude will not be accepted at delivery temperatures greater than 115 °F at Fort Mifflin and Hog Island Wharf.

•                  Vessel analysis will be provided by Sunoco to the following SXL personnel.

•                  SXL Operations Manager — FTMN

•                  SXL Operations Supervisor — FTMN

•                  SXL Operations Coordinator — FTMN

•                  If additional corrosion monitoring/prevention procedures and/or restrictions are required SXL reserves the right to amend this document.

•                  Fort Mifflin Docks:

•                  April 15 to November 1 — Beatrice Crude will be offloaded at a minimum of 95 °F

•                  November 2 to April 14 — Beatrice Crude will be offloaded at a minimum of 105 °F

•                  Beatrice Crude will be accepted at both Dock A and B

•                  Dock A:

•                  April 15 to November 1 — 3 arms and both the North and South ship lines

•                  November 2 to April 14 — 2 arms and only the North ship line

•                  Dock B:

•                  April 15 to November 1 — 1 hose and both the North and South ship lines

•                  November 2 to April 14 — 1 hose and only the North ship line

•                  Shipper will provide Sunoco Logistics with low pour point (< 50 °F), low RVP (< 4 psi) material by split loaded barge or facility tankage immediately after Beatrice Crude is received for line flushing.

•                  Hog Island Wharf Docks:

•                  November 2 to April 14 — Beatrice Crude will be handled on a case by case basis dependant upon weather conditions. Operations Manager Approval is required.

•                  Beatrice Crude will be offloaded at a minimum of 105 °F

•                  Vacuum truck with hotsy will be required at a minimum

•                  Shipper will provide Sunoco Logistics with low pour point (< 50 °F), low RVP (< 4 psi) material by split loaded barge immediately after Beatrice Crude is received for line flushing.

•                  April 15 to November 1 — Beatrice Crude will be accepted at Berth 4 utilizing 1 arm and either the North or South ship line.

•                  Beatrice Crude will be offloaded at a minimum of 95 °F

•                  Shipper will provide Sunoco Logistics with low pour point (< 50 °F), low RVP (< 4 psi) material by split loaded barge immediately after Beatrice Crude is received for line flushing.

** Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

•                  Fort Mifflin Tanks:

•                  Tanks 851, 852, and 854 will be available for storage

•                  April 15 to November 1 — Beatrice Crude will leave Fort Mifflin at a minimum of 95 °F

•                  November 2 to April 14 — Beatrice Crude will leave Fort Mifflin at a minimum of 105 °F

•                  Shipper will provide Sunoco Logistics with low pour point (< 50 °F), low RVP (< 4 psi) material by tank (at Fort Mifflin) immediately after the movement out of Fort Mifflin is made for line flushing.

•                  Darby Creek Tanks:

•                  Tanks 17, 18, 19, 20, 21, and 34 will be available for storage year round

•                  April 15 to November 1 — tanks 9, 10, 11, 13, 14, 15, and 16 will be available for storage

•                  Beatrice Crude will leave Darby Creek at a minimum of 85 °F

** Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

June 17, 2009

Requirements for Sunoco Logistics to Receive/Ship Brega Crude:

Sunoco Logistics will accept Brega Crude only if the below criteria is met:

•                  Common Requirements:

•                  Vessel analysis will be provided by Sunoco to the following SXL personnel.

•                  SXL Operations Manager - FTMN

•                  SXL Operations Coordinator - FTMN

•                  SXL Product Quality - Belmont

•                  Brega Crude will not be blended in SXL tanks with materials at a temperature greater than 90 °F.

•                  Brega Crude will not be stored at SXL facilities in July pending additional environmental review. If Brega Crude is received prior to July it must leave the SXL facility by July 1st.

•                  If additional corrosion monitoring/prevention procedures and/or restrictions are required SXL reserves the right to amend this document.

•                  Fort Mifflin Docks:

•                  Brega Crude will be accepted at both Dock A and B

•                  Brega Crude must be offloaded at no more than 90 °F

•                  Hog Island Warf Docks:

•                  Brega Crude will be accepted at all docks

•                  Brega Crude must be offloaded at no more than 90 °F

•                  Fort Mifflin Tanks:

•                  Tanks 855 and 856 will be available for storage

•                  Brega Crude must leave FTMN before the temperature exceeds 95 °F

•                  Darby Creek Tanks:

•                  Tanks in the south field and tanks 27 and 28 will be available for storage

•                  Brega Crude will only be shipped on the North Ship Line

•                  Brega Crude must leave DCTF before the temperature exceeds 95 °F

** Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

July 22, 2011

Requirements for Sunoco Logistics to Receive/Ship DOBA Crude:

Sunoco Logistics will accept DOBA Crude only if the below criteria is met:

•                  Common Requirements:

•                  DOBA Crude will only be accepted at delivery temperatures no greater than 115°F.

•                  DOBA Crude will be delivered by vessel at no less than 110°F (112°F at anchorage) in the winter (November 2 — April 14) and 105°F during summer months (April 15 — November 1).

•                  DOBA Crude will not be blended with materials with a TVP exceeding 10.5 psi at 115°F.

•                  Vessel analysis will be provided by Sunoco to the following SXL personnel.

•                    SXL Operations Supervisor — FTMN

•                   SXL Operations Coordinator — FTMN

•                  Fort Mifflin Docks:

•                  DOBA Crude will be accepted at both Dock A and B.

•                  A Dock:

•                  April 15 — November 1 — 3 arms and both the North and South Ship Lines

•                  November 2 — April 14 — 2 arms and only on the North Ship Line.

•                  B Dock:

•                  April 15 — November 1 — 1 hose and both the North and South Ship Lines

•                  November 2 — April 14 — 1 hose and only on the North Ship Line.

•                  DOBA Crude can be received at FTMN at a pre-approved lower temperature than specified above directly into FTMN tankage with the Operations Managers approval. This crude will be heated to a minimum 100°F for a fee to be borne by the shipper prior to being shipped from FTMN.

•                  Only FTMN tanks 851, 852, and 854 will be utilized for DOBA Crude storage and heating.

•                  Shipper will provide Sunoco Logistics with low pour point (< 50 °F), low TVP (< 4 psi at 115 °F) material by split loaded barge or facility tankage immediately after DOBA Crude is received or pumped for line flushing.

•                  Hog Island Wharf Docks:

•                  April 15 — November 1 SXL can accept DOBA Crude across HIW #4 Berth with one arm.

•                  November 2 — April 14 under the current conditions/infrastructure DOBA Crude will NOT be allowed to transfer across HIW docks without Operations Supervisor approval.

•                  For example with regards to the DOBA Crude at HIW #4 berth:

1. November 2 — April 14 - with vacuum truck onsite for sumps SXL to be reimbursed for vacuum truck fees/load unless temperatures deem the vac truck as not necessary. SXL ADVANCE APPROVAL REQUIRED

2. Extreme exception (EMERGENCY) in the winter — SXL to be reimbursed for all expenses incurred - vacuum truck with hotsie will be required at a minimum. FACILITY APPROVAL REQUIRED - must be an emergency situation.

** Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Requirements for Sunoco Logistics to Receive/Ship DOBA: (Cont.)

•                  Darby Creek Tanks:

•                  Tanks 17, 18, 19, 20, 21 and 34 are insulated tanks and will be available for DOBA Crude storage during winter and summer months.

•                  Tanks 9, 10, 11, 13, 14, 15, and 16 are also insulated tanks and will ONLY be available for DOBA Crude storage during summer months only (On or about April 15 through November 1)

•                  DOBA Crude will only be shipped via one line, the North Ship Line (On or about November 2 through April 14). (Approval from the SXL Operations Manager is required for use of both lines)

•                  DOBA Crude may be shipped on both (or one) the North and South Ship Lines (On or about April 15 through November 1) — WITH FACILITY APPROVAL and Operations Manager approval.

•                  DOBA Crude will leave Darby Creek at a minimum of 90°F

•                  Shipper will provide Sunoco Logistics with low pour point (< 50 °F), low TVP (< 4 psi at 115 °F) material by tank (at Darby Creek) immediately after the movement out of Darby Creek is made for line flushing.

** Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

June 5, 2009

Requirements for Sunoco Logistics to Receive/Ship Etame Crude:

Sunoco Logistics will accept Etame Crude only if the below criteria is met:

•                  Common Requirements:

•                  Etame Crude will only be accepted from 06/01 to 09/15 pending an additional review.

•                  Wax scrapers may need to be installed on tanks if the product is going to be stored year round. This would require a capital investment and the tanks to be taken out of service. Also, if this is going to be a frequent movement, a more detailed corrosion assessment will be necessary.

•                  Etame Crude will not be blended with materials with a RVP exceeding 7.75 psi.

•                  Etame Crude will not be accepted at delivery temperatures greater than 115 °F.

•                  Vessel analysis will be provided by Sunoco to the following SXL personnel.

•                  SXL Operations Manager - FTMN

•                  SXL Operations Coordinator - FTM

•                  If additional corrosion monitoring/prevention procedures and/or restrictions are required SXL reserves the right to amend this document.

•                  Fort Mifflin Docks:

•                  Etame Crude will be offloaded at a minimum of 115 °F

•                  Etame Crude will be accepted at both Dock A and B

•                  Shipper will provide Sunoco Logistics with low pour point (< 50 °F), low RVP (< 4 psi) material by split loaded barge immediately after Etame Crude is received for line flushing.

•                  Hog Island Warf Docks:

•                  Etame Crude will not be accepted

•                  Fort Mifflin Tanks:

•                  Tanks 851 and 852 will be available for storage

•                  Etame Crude will leave Fort Mifflin at a minimum of 115 °F

•                  Shipper will provide Sunoco Logistics with low pour point (< 50 °F), low RVP (< 4 psi) material by tank (at Fort Mifflin) immediately after the movement out of Fort Mifflin is made for line flushing.

•                  Darby Creek Tanks:

•                  Tanks 17, 18, 19, 10, and 21 will be available for storage

•                  Etame Crude will leave Darby Creek at a minimum of 96 °F

•                  Etame Crude will be stored at Darby Creek for a maximum of 3 days (unless product cooling rate allows for an extension)

•                  Etame Crude will only be shipped on the North Ship line

•                  Shipper will provide Sunoco Logistics with low pour point (< 50 °F), low RVP (< 4 psi) material by tank (at Darby Creek) immediately after the movement out of Darby Creek is made for line flushing.

** Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

July 22, 2011

Requirements for Sunoco Logistics to Receive/Ship Ostra Crude:

Sunoco Logistics will accept Ostra Crude only if the below criteria is met:

•                  Common Requirements:

•                  Ostra Crude will not be accepted at delivery temperatures greater than 115 °F.

•                  Vessel analysis will be provided by Sunoco to the following SXL personnel.

•                  SXL Operations Supervisor - FTMN

•                  SXL Operations Coordinator - FTMN

•                  If additional corrosion monitoring/prevention procedures and/or restrictions are required, SXL reserves the right to amend this document.

•                  Fort Mifflin Docks:

•                  Ostra Crude will be accepted at both Dock A and B

•                  A Dock:

•                  April 15 — November 1 — 3 arms, one of the Ship Lines, and offloaded at a minimum of 80 °F

•                  November 2 — April 14 — 2 arms, one of the Ship Lines, and offloaded at a minimum of 90 °F

•                  B Dock:

•                  April 15 — November 1 — 1 hose, one of the Ship Lines, and offloaded at a minimum of 80 °F

•                  November 2 — April 14 — 1 hose, one of the Ship Lines, and offloaded at a minimum of 90 °F

•                  Ostra Crude can be received at FTMN at a pre-approved lower temperature than specified above directly into FTMN tankage with the Operations Manager approval. This crude will be heated to a minimum 80°F for a fee to be borne by the shipper prior to being shipped from FTMN.

•                  Only FTMN tanks 851, 852, and 854 will be utilized for Ostra Crude storage and heating.

•                  Shipper will provide Sunoco Logistics with low pour point (< 50 °F), low RVP (< 4 psi) material by split loaded barge or FTMN tankage immediately after Ostra Crude is received for line flushing.

•                  Hog Island Wharf Docks:

•                  April 15 — November 1 SXL can accept Ostra Crude across HIW #4 Berth with one arm

•                  November 2 — April 14 under the current conditions/infrastructure Ostra Crude will NOT be allowed to transfer across HIW docks without Operations Supervisor approval

•                  For example with regards to the Ostra Crude at HIW #4 berth:

1. November 2 — April 14 - with vacuum truck onsite for sumps SXL to be reimbursed for vacuum truck fees/load unless temperatures deem the vac truck as not necessary. SXL ADVANCE APPROVAL REQUIRED

2. Extreme exception (EMERGENCY) in the winter — SXL to be reimbursed for all expenses incurred - vacuum truck with hotsie will be

** Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

required at a minimum. FACILITY APPROVAL REQUIRED - must be an emergency situation

•                  Darby Creek Tanks:

•                  Tanks 17, 18, 19, 20, 21 and 34 are insulated tanks and will be available for Ostra Crude storage during winter and summer months

•                  Tanks 9, 10, 11, 13, 14, 15, and 16 are also insulated tanks and will ONLY be available for Ostra Crude storage during summer months only (On or about April 15 through November 1)

•                  Ostra Crude will leave Darby Creek at a minimum of 65 °F

•                  Ostra Crude will only be shipped via one Ship Line (On or about November 2 through April 14). (Approval from the SXL Operations Manager is required for use of both lines)

•                  Ostra Crude may be shipped on both (or one) the North and South Ship Lines (On or about April 15 through November 1) — WITH FACILITY APPROVAL and Operations Manager approval.

•                  Shipper will provide Sunoco Logistics with low pour point (< 50 °F), low RVP (< 4 psi) material by tank (at Darby Creek) immediately after the movement out of Darby Creek is made for line flushing.

** Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

June 17, 2009

Requirements for Sunoco Logistics to Receive/Ship Qarun Crude:

Sunoco Logistics will accept Qarun Crude only if the below criteria is met:

•                  Common Requirements:

•             Vessel analysis will be provided by Sunoco to the following SXL personnel.

•              SXL Operations Manager - FTMN

•              SXL Operations Coordinator - FTMN

•             If additional corrosion monitoring/prevention procedures and/or restrictions are required SXL reserves the right to amend this document.

•                  Fort Mifflin Docks:

•             Qarun Crude will be accepted at both Dock A and B

•                  Hog Island Warf Docks:

•             Qarun Crude will be accepted at Berth 4

•                  Fort Mifflin Tanks:

•             All tanks will be available for storage

•                  Darby Creek Tanks:

•             All tanks will be available for storage. This includes all tanks except 9, 11, 12, and 31.

** Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

November 21, 2011

Requirements for Sunoco Logistics to Receive/Ship Rabi Blend Crude:

Sunoco Logistics will accept Rabi Blend Crude only if the below criteria is met:

•                  Common Requirements:

•             Rabi Blend Crude will not be blended with materials with a RVP exceeding 7.75 psi

•             Rabi Blend Crude will not be accepted at delivery temperatures greater than 115 °F at Fort Mifflin

•             Vessel analysis will be provided by Sunoco to the following SXL personnel

•              SXL Operations Manager — FTMN

•              SXL Operations Supervisor — FTMN

•              SXL Operations Coordinator — FTMN

•             If additional corrosion monitoring/prevention procedures and/or restrictions are required SXL reserves the right to amend this document

•                  Fort Mifflin Docks:

•             Rabi Blend Crude will only be accepted at Fort Mifflin after its pour point is reduced to 80 °F or less (it must be treated prior to arrival to Fort Mifflin)

•             Rabi Blend Crude offload minimum temperature will depend on the pour point value

•             Rabi Blend Crude will be accepted at Dock A only

•              Dock A:

•             April 15 to November 1 — 3 arms and both the North and South ship lines

•             November 2 to April 14 — 2 arms and only the North ship line

•             Shipper will provide Sunoco Logistics with low pour point (< 50 °F), low RVP (< 4 psi) material by split loaded barge or facility tankage immediately after Rabi Blend Crude is received for line flushing

•                  Hog Island Wharf Docks:

•             Rabi Blend Crude will not be accepted at Hog Island Wharf Docks

•                  Fort Mifflin Tanks:

•             Rabi Blend Crude will only be storage at Fort Mifflin tanks after its pour point is reduced to 80 °F or less prior to arrival (the pour point should be verified by ASTM-D97 testing)

•             Tanks 851, 852, and 854 will be available for storage

•             Rabi Blend Crude minimum storage temperature at Fort Mifflin will depend on the pour point value

•             Shipper will provide Sunoco Logistics with low pour point (< 50 °F), low RVP (< 4 psi) material by tank (at Fort Mifflin) immediately after the movement out of Fort Mifflin is made for line flushing

•                  Darby Creek Tanks:

•             Rabi Blend Crude will only be storage at Darby Creek tanks after its pour point is reduced to 80 °F or less prior to arrival (the pour point should be verified by ASTM-D97 testing)

•             Tanks 17, 18, 19, 20, 21, and 34 will be available for storage year round

•             April 15 to November 1 — tanks 9, 10, 11, 13, 14, 15, and 16 will be available for storage

** Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

•             Rabi Blend Crude will leave Darby Creek at a minimum temperature depending on the pour point value

** Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

January 18, 2012

Requirements for Sunoco Logistics to Receive/Ship Sarir Crude:

Sunoco Logistics will accept Sarir Crude only if the below criteria is met:

•                  Common Requirements:

•             Sarir Crude will not be blended with materials with a RVP exceeding 7.75 psi.

•             Sarir Crude will not be accepted at delivery temperatures greater than 115 °F at Fort Mifflin and Hog Island Wharf.

•             Vessel analysis will be provided by Sunoco to the following SXL personnel.

•              SXL Operations Manager — FTMN

•              SXL Operations Supervisor — FTMN

•              SXL Operations Coordinator — FTMN

•             If additional corrosion monitoring/prevention procedures and/or restrictions are required SXL reserves the right to amend this document.

•                  Fort Mifflin Docks:

•             April 15 to November 1 — Sarir Crude will be offloaded at a minimum of 95 °F

•             November 2 to April 14 — Sarir Crude will be offloaded at a minimum of 105 °F

•             Sarir Crude will be accepted at both Dock A and B.

•              Dock A:

•             April 15 to November 1 — 3 arms and both the North and South ship lines

•             November 2 to April 14 — 2 arms and only one of the ship lines

•              Dock B:

•             April 15 to November 1 — 1 hose and both the North and South ship lines

•             November 2 to April 14 — 1 hose and only one of the ship lines

•             Shipper will provide Sunoco Logistics with low pour point (< 50 °F), low RVP (< 4 psi) material by split loaded barge or facility tankage immediately after Sarir Crude is received for line flushing.

•                  Hog Island Wharf Docks:

•             November 2 to April 14 — Sarir Crude will be handled on a case by case basis dependant upon weather conditions. Operations Manager Approval is required.

•              Sarir Crude will be offloaded at a minimum of 105 °F

•              Vacuum truck with hotsy will be required at a minimum

•              Shipper will provide Sunoco Logistics with low pour point (< 50 °F), low RVP (< 4 psi) material by split loaded barge immediately after Sarir Crude is received for line flushing.

•             April 15 to November 1 — Sarir Crude will be accepted at Berth 4 utilizing 1 arm and either the North or South ship line.

•              Sarir Crude will be offloaded at a minimum of 95 °F

•              Shipper will provide Sunoco Logistics with low pour point (< 50 °F), low RVP (< 4 psi) material by split loaded barge immediately after Sarir Crude is received for line flushing.

•                  Fort Mifflin Tanks:

•             Tanks 851, 852, and 854 will be available for storage

•             April 15 to November 1 — Sarir Crude will leave Fort Mifflin at a minimum of 95 °F

•             November 2 to April 14 — Sarir Crude will leave Fort Mifflin at a minimum of 105 °F

** Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

•             Shipper will provide Sunoco Logistics with low pour point (< 50 °F), low RVP (< 4 psi) material by tank (at Fort Mifflin) immediately after the movement out of Fort Mifflin is made for line flushing.

•                  Darby Creek Tanks:

•             Tanks 17, 18, 19, 20, 21, and 34 will be available for storage year round

•             April 15 to November 1 — tanks 10, 11, 13, 14, 15, and 16 will be available for storage

•             Sarir Crude will leave Darby Creek at a minimum of 85 °F

** Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

August 30, 2011

Requirements for Sunoco Logistics to Receive/Ship West Hackberry Sweet Crude:

Sunoco Logistics will accept West Hackberry Sweet Crude only if the below criteria is met:

•                  Common Requirements:

•             Vessel analysis will be provided by Sunoco to the following SXL personnel.

•              SXL Operations Manager - FTMN

•              SXL Operations Coordinator - FTMN

•              SXL Product Quality - Belmont

•             If additional corrosion monitoring/prevention procedures and/or restrictions are required SXL reserves the right to amend this document.

•                  Fort Mifflin Docks:

•             West Hackberry Sweet Crude will be accepted at both Dock A and B

•             West Hackberry Sweet Crude must be offloaded at no more than 100 °F

•                  Hog Island Warf Docks:

•             West Hackberry Sweet Crude will be accepted at all docks

•             West Hackberry Sweet Crude must be offloaded at no more than 100 °F

•                  Fort Mifflin Tanks:

•             Tanks 855 and 856 will be available for storage

•             West Hackberry Sweet Crude will not be heated

•             West Hackberry Sweet Crude must leave FTMN before the temperature exceeds 105 °F

•                  Darby Creek Tanks:

•             Tanks in the south field and tanks 27 and 28 will be available for storage

•             West Hackberry Sweet Crude will only be shipped on the North Ship Line

•             West Hackberry Sweet Crude must leave DCTF before the temperature exceeds 105°F

** Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

EXHIBIT C

FEE SCHEDULE — LETTER TO AGENTS

[SEE ATTACHED]

** Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

C-1

Sunoco Logistics

Fort Mifflin Terminal
#4 Hog Island Road, North Pier
Philadelphia, PA 19153
215 365 6501
(Fax) 215 937 6270

May 1, 2012

RE:                           Fort Mifflin Terminal, Hog Island Wharf, and Eagle Point Docks

Updated Dock Fees for Line Handling, Connection, Lay Berth, and Misc Services

To Whom It May Concern:

In an effort to stay current with the escalation of costs, the following rates will be effective June 1, 2012 and will apply to all Sunoco Logistics locations:

As of June 1, 2012, dock fees will be invoiced as follows:

Barges (<50MBBLs)	$	[**]
Barges (>=50MMBLs)	$	[**]
Ships	$	[**]
VLCCs	$	[**]

The following additional fees will apply as required (billed on a per vessel basis):

Chemical Barges (<50BBBLs)	$	[**]
Chemical Ships and Barges (>=50BBLs)	$	[**]
High H2S Crude Vessels	$	[**]
Delay Charges (2 hrs delayed discharge completion)	$	[**]
Delay Charges (4 hrs delayed secure / release)	$	[**]

Lay berth and alongside bunkering fees will remain unchanged as follows:

0-4 Hours (Minimum Fee)	$	[**]
4-12 Hours	$	[**]
12-24 Hours	$	[**]
Bunkering alongside at dock	$	[**]

Potable Water (available only at Ft. Mifflin) will remain unchanged as follows:

Per Ton	$	[**]
Minimum Charge	$	[**]

Sunoco Logistics and our Operations Team look forward to safe and successful operations with your continuing cooperation at our dock facilities.

Sincerely,

Matthew Gordon

Region 1 Operations Manager

** Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

C-2

EXHIBIT D

FORM OF CONSENT AGREEMENT

[SEE ATTACHED]

** Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

D-1

ATTACHMENT 1

OPERATIONS MANUAL EFFECTIVE AS OF DATE OF AGREEMENT

[SEE ATTACHED]

** Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

PREFACE		3
COMMUNICATION		4
1.	GENERAL INFORMATION	6
	A. LOCATION	6
	B. TIME BELT	6
	C. TIDES & CURRENTS	6
	D. WINDS	6
	E. VISIBILITY	6
	F. WEATHER	7
	G. NAVIGATION	7
	H. CHARTS & PUBLICATIONS	7
2.	TERMINAL SECURITY	8
3.	PORT SUPPORT SERVICES	10
	A. PILOTAGE	10
	B. MEDICAL FACILITIES	11
	C. BOARDING VESSEL	12
	D. LUBRICATING OILS	12
	E. PROVISIONS & STORES	12
	F. REPAIRS	12
	G. BUNKERS	12
	H. ANCHORAGE	13
	I. LAUNCH SERVICES	13
	J. MOORING LINES	13
	K. LOADING ARMS, HOSES AND GANGWAY SERVICES	13
	L. VESSEL INSPECTIONS	14
	M. LAY BERTHS	14
	N. WASTE DISPOSAL SERVICES	14
FORT MIFFLIN MARINE TERMINAL/ HOG ISLAND WHARF		16
NOMINATING PROCEDURE AND VESSEL SCHEDULING		16
	A. NOMINATING PROCEDURE — SHIPS	16
	DOCK WINDOW	16
	CARGO QUALITY AND QUANTITY	17
	VESSEL VETTING	18
	B. SHIP ARRIVAL	20
	C. NOMINATING PROCEDURE — BARGES: LOADING OR DISCHARGING	20
	D. DOCK COMMUNICATIONS	21
5.	DELIVERY PROVISIONS	22
	A. GENERAL	22
	B. LAY TIME	23
	C. FREE TIME	24
	D. BARGE LAY TIME AND FREE TIME (MOORING AND UNMOORING)	25
6.	CARGO DOCKS	26
	A. DOCKS	26
	I. FM “A” DOCK	26
	II. FM “B” DOCK	26
	III. HIW DOCK #4	27
	IV. HIW DOCK #3	27
	V. HIW DOCK #2	28
	B. CARGO TRANSFER	28
	C. SHORE STOPS	29
	D. UNLOADING RATES	29
	E. MAXIMUM TEMPERATURES & PRESSURE LIMITS	30
	F. LINE PRESS PROCEDURE	30
	G. LOADING — STANDBY & NORMAL SHUTDOWN	30
	H. EMERGENCY LOADING SHUTDOWN	31
	I. ANCHORS	31
	J. GANGWAY	31

** Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

	K. SHIP MOVEMENT	31
7.	SAFETY & ENVIRONMENT	32
	A. PRINCIPLES	32
	B. SAFETY REGULATIONS	32
	C. ENVIRONMENTAL COMPLIANCE	36
8.	CURRENT FEE SCHEDULE	39
	A. RADIOS	40

	APPENDIX I — DOCK RESTRICTIONS	41
	APPENDIX II - LOADING ARM/HOSE CONNECTIONS	42
	APPENDIX III —DOCK AERIAL PHOTO	43
	APPENDIX IV - VESSEL NOMINATION FORM	44
	APPENDIX V - BARGE NOMINATION FORM	45
	APPENDIX VI - BLOWBACK PROCEDURE	46
	APPENDIX VII - LINE PRESS PROCEDURE	48
	APPENDIX VIII — SEVERE WEATHER	50

** Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

PREFACE

This Port Manual (the “Manual”) provides information to Owners, Charters, Ships’ Masters, Barge Tankerman, Operators and Agents of vessels loading and/or unloading at the Fort Mifflin Terminal or Hog Island Wharf (the “Terminal”) in Tinicum, PA owned and operated by Sunoco Partners Marketing &Terminals LP (“SPMT”). It describes the conditions on use of the Terminal, services provided by SPMT at the Terminal, facilities located at the Terminal, and regulations of SPMT to which all users of the Terminal are subject. The material in this Manual supplements, but does not supersede, any information provided by, or any law or regulations enacted by, state, federal, or other governmental agencies.

It is the policy of SPMT that in the conduct of its activities it will strive to protect and promote the health and safety of its employees, customers, contractors, visitors, and others who may be affected by these activities, and to limit adverse affects on the physical environment in which its activities are carried out. It is essential that anyone coming through the facility to the docks follow the safety procedures as specified in Section 7 - B. Safety Regulations.

The information supplied in this Manual is furnished from available records which are believed to be accurate. SPMT, however, makes no representations or warranties regarding the accuracy of this information, and disclaims any liability or responsibility for damage or injury that may arise from use of this information. SPMT strongly recommends that any information contained herein involving vessel operations be independently confirmed.

Every vessel calling at the Terminal will be liable for all cleanup charges relating to spills that occur as a result of such vessel’s operations, the negligence of its owner, crew or operator, or equipment failure. All damage caused to the Terminal’s docks or other facilities due to the failure of a ship to control its speed or approach in accordance with this Port Manual will be the responsibility of the owner and operator of such ship, including damages resulting from an accident occurring in a federally maintained waterway. Such damages shall include, but shall not be limited to, fringe benefits and overhead. In addition, the terminal operator has no duty to scan or survey federally maintained waterways for the purpose of attempting to locate submerged objects that could potentially interfere with navigation. The terminal operator also has no duty to scan or survey for submerged objects any channel extending from the federally maintained waterway to the berth.

Most importantly, this Manual covers the SPMT regulations that all vessels must follow, along with applicable governmental requirements, to avoid accidents

** Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

and prevent oil spills. Nothing in this manual should be interpreted to relieve the Ship’s Master, Barge Tankerman, Barge Captain or the designated Person in Charge of their responsibilities to operate their vessel in a safe and seaworthy manner. Vessels are required to comply with all applicable laws and regulations including the Port and Tanker Safety Act of 1978, OPA-90 and Industry accepted standards. Every regulation in this manual applies to both ships and tugs and barges unless otherwise noted. The term “vessel” is used for both ships and tugs and barges. Vessels which do not comply with all the requirements of this manual may not be permitted to dock or may be required to immediate cease operations, disconnect and leave the berth.

COMMUNICATION

Fort Mifflin Terminal & Hog Island Wharf

Sunoco Partners Marketing & Terminals, L.P.

Official Address:	Sunoco Partners Marketing & Terminals L.P.
#4 Hog Island Road

** Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Philadelphia, PA 19153

Requests for Port Information

Should be addressed to:	Sunoco Partners Marketing & Terminals L.P.
#4 Hog Island Road
Philadelphia, PA 19153
Attn: Marine Scheduler
Main Telephone Number: (215)-365-6688

Contact numbers for Marine Scheduling and/or inquiries:

Week days (08:00-16:30)

Marine Scheduler: office (215) 937-6279 / cell (215) 669-3223

Night/Weekends (16:30 -07:30)

Lead Operator: office (215) 365-6688 / cell (215) 669-3230

Figure - 1: Terminal Contacts

Contact	Office Phone	Cell Phone

Lead Operator (Primary Contact)	(215) 365-6688	(215) 669-3230

Terminal Operations Manager	(215)937-6264	TBA

Terminal Operations Supervisor	(215) 937-6264	(610) 207-9945

Main Gate Security Office	(215) 937-4024	(215) 937-4029

Marine Scheduler	(215) 937-6279	(215) 669-3223

** Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

1.         GENERAL INFORMATION

A.       LOCATION

The Fort Mifflin Terminal is located on the northwest shore of the Delaware River, on Mifflin Range adjacent to the Mantua Anchorage area, approximately one mile southeast of the junction of the Schuylkill River with the Delaware River. Longitude 39 degrees 52.5 N, Latitude 75 degrees 12.5 W.

The Army Corps of Engineers maintains a Delaware Waterway (Channel) depth of 40’ (MLT) but is currently dredging portions of the river to meet 45’ (MLT).

Hog Island Wharf is located approximately 13,600 feet downstream of the mouth of the Schuylkill River on the northwest shore of the Delaware River. It is approximately one mile southeast of Fort Mifflin Terminal.

B.       TIME BELT

•                Local time - Eastern Standard Time

•                All communications to the Terminal or to SPMT personnel should refer to local time.

Note:         From the first Sunday in March to the first Sunday in November, this is modified by use of Daylight Time.

C.       TIDES & CURRENTS

Tidal change and current information is available from Pilots Association. See section 3A.

D.       WINDS

Winds of varying strength may come from any quarter. Prevailing winds, however, are from the west.

E.       VISIBILITY

The visibility in this area of Southeast Pennsylvania is generally fair to excellent, with occasional morning fog in the summer. In winter, morning fogs frequently occur. The winter fogs are generally denser than those of summer.

** Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

F.       WEATHER

The local weather includes average temperatures ranging between 31o F. and 85o F. The U.S. Coast Guard radio stations make special weather broadcasts as the situation requires on FM channel 22A.

•                  Inclement Weather - SPMT reserves the right during inclement weather (i.e. lightning, high winds, etc.), to suspend discharge operations for any vessels until such weather condition clears and SPMT management, at its sole discretion, has determined that discharge operations may safely resume. See Appendix VII Severe Weather.

Port Closure — In the event the U.S. Coast Guard issues a port closure due to an impending Tropical Storm or Hurricane, all vessels are required to immediately cease discharge operations and vacate docks. In no event will a vessel be allowed to stay at SPMT docks during a Tropical Storm or Hurricane, including anchorage layberths. Prior to any significant weather event, all vessels will be asked to leave the facility. If U.S. Coast Guard utilizes Force Majeure on any SPMT berth, all vessels will be required to supply Indemnity Agreement to SPMT. SPMT will advise all customers when the U.S. Coast Guard has reopened the port and SPMT is ready to resume operations.

G.       NAVIGATION

The U.S. Coast Guard Captain of the Port must be notified by each vessel’s designated representative at least 48 hours before such vessel arrives at Big Stone Anchorage.

H.      CHARTS & PUBLICATIONS

•                Light List #1 - Atlantic & Gulf Coast

•                U.S. Coast Pilot #5 (Issued Yearly)

•                United States Coast & Geodetic Survey Charts (Foreign made charts are acceptable):

•                  No. 12214 - Cape May Point, Delaware Bay

•                  No. 12304 - Murderkill River Entrance, Delaware Bay

•                  No. 12311 - Wilmington Marine Terminal, Christina River

•                  No. 12312 - Billingsport, Delaware River

** Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

•                  No. 12313 - Philadelphia Municipal Pier 11, Delaware River

•                  Tide and Current Tables

2.         TERMINAL SECURITY

Access to the Terminal is strictly limited to Sunoco Logistics personnel, government officers, and other visitors, contractors and customers with a valid reason for entry who have been pre-approved for Terminal access.

The Terminal is considered a MTSA facility and federal regulations generally require every person to have a valid TWIC Card in order to have unescorted access to the Terminal. Possession of a TWIC itself does not, on its own, guarantee access to the Terminal. An individual must also have a valid reason to access the Terminal as determined by Terminal Security personnel.

** Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

No later than twenty four (24) hours prior to a vessel’s arrival, such vessel’s agent shall provide to Terminal Security Office, via fax (215)937-4030 or e-mail to

fwammons@sunocologistics.com or other hard copy, a notice of arrival, which notice shall contain all of the following:

1.            For each U.S. port of arrival, provide the names of the receiving facility, the port or place of destination, the city and the state;

2.            Estimated date and time of the vessel’s arrival at the Terminal;

3.            Name of the vessel;

4.            The vessel’s country of registry;

5.            The vessel’s call sign;

6.            The vessel’s IMO international number or official number;

7.            The name of the vessel’s registered owner;

8.            The name of the vessel’s operator;

9.            The name of the vessel’s classification society;

10.           General description of the cargo onboard the vessel;

11.           The name of the port from which the vessel last departed, and the date of such departure;

12.           Name and telephone number of a 24 hour point of contact for each port

13.           Location and position of the vessel at the time the notice of arrival is provided;

14.           A list of crewmembers onboard the vessel, including the following with respect to each crewmember:

a.      Full name

b.      Date of birth

c.       Nationality

d.      Passport number or mariners document number

e.       Position or duties on the vessel; and

15.           A list of persons in addition to the crew, including the following:

a.      Full name

b.      Date of birth

c.       Nationality

d.      Passport number

Any changes to this information must be reported as soon as possible, but no less than 24-hours before entering the port of destination.

If the Owner, agent or Master of the vessel requires access for extra personnel other than crew members they must be included in the agent’s list of person as per item 15 of this section. Absent approval of the Terminal Facility Security Officer, it is prohibited for any person who has been granted access to the

** Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Terminal to knowingly escort any other person into the Terminal whose access privileges have been suspended, denied or revoked by the Terminal.

All Terminal rules and regulations concerning safety, security and environmental must be strictly adhered to. All Visitors and contractors must view the SPMT safety orientation video. Persons in violations of these rules and regulations shall be subject to potential loss of access to the Terminal. The Terminal Facility Security Officer reserves the right to exercise reasonable discretion in determining the necessary actions to ensure Terminal security.

Whenever there is a vessel at the facility, an on-site Terminal representative will be designated as the Person in Charge (PIC), and will have the security responsibility on behalf of the Terminal Facility Security Officer.

In the event the owner, agent or Master requires additional security, prior notification must be given to the Facility Security Officer. All costs associated with such additional security personnel shall be for the account of the requesting party and billed through the requesting party’s local agent. Additional contracted personnel must not hinder, obstruct, nor in any way interfere with the normal function and operation of the Terminal.

Notification of the need to obtain photographs should be provided to the security department as far in advance as possible. Anyone that has been granted permission to obtain photographs must be escorted by a representative from the plant security department. All photographs must be reviewed and approved by Terminal Facility Security prior to departure from the facility. If Terminal Facility Security, in its sole discretion, determines that photographs constitute a breach of security, such images shall be subject to confiscation or, if in digital form, deletion.

3.         PORT SUPPORT SERVICES

A vessel calling at the Terminal should address all business messages to its local agent. Many services are available in port, provided that arrangements have been made for them ahead of time through the vessel’s agent and properly notified to the Terminal when required. All outside services, including but not limited to mooring and unmooring of vessels; loading arm, hose and gangway connection; independent inspection and laboratory testing, will be paid for by customer.

A.       PILOTAGE

Pilots are required by federal and/or state regulations for all travel between Big Stone and through the Delaware River Waterway all the way to the Terminal, in both directions.

** Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Pilotage is provided by the Pilots Association Bay & River Delaware and the dispatcher may be contacted at:

Figure - 4: Pilots Contact Information:

PILOTS ASSOCIATION BAY & RIVER DELAWARE

Phone:                                                                                 215-465-8362

Fax:                                                                                              215-465-3452

Email: dispatch@delpilots.com

The Pilot will board ship at Big Stone anchorage and pilot ship to Fort Mifflin/Hog IslandTerminal. Please confirm this information with Pilots as necessary.

The following restrictions are imposed by Pilots:

•                  Maximum fresh water draft: Vessel can not exceed 40’-0” fresh water draft.

•                  Maximum air draft: for transit to and from the Terminal is restricted to 166 feet mean high water by the Delaware Memorial Bridge.

B.       MEDICAL FACILITIES

There are no medical facilities at the Terminal. Transportation to local hospitals or clinics can be made through the vessel’s agent. Local ambulance services include:

Figure - 5: Emergency Medical Services Contacts:

EMERGENCY MEDICAL SERVICES - Dial 911

Crozer Chester Medical Center                                                                                                                                                                                                                                                                 (610) 447-2000

Taylor Hospital                                                                                                                                                                                                                                                                                                                                                  (610) 595-6000

** Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

C.       BOARDING VESSEL

Vessel personnel are not permitted ashore and shore personnel are not permitted aboard for any purpose whatsoever until vessel’s agent has obtained approval from Customs and/or Immigrations and Terminal.

D.       LUBRICATING OILS

Lube oil is not provided by the Terminal. However, the vessel’s agent can arrange scheduling and delivery in advance by certified contractors. All lube oil loading operations require 24 hour advanced notification and approval from the Lead Operator.

E.       PROVISIONS & STORES

Provision and store deliveries are permitted both dock side and waterside if all agencies are included on the gate list at least 24 hours in advance. These deliveries will not be permitted during cargo operations. The customer and/or agent can request the suspension of cargo discharge to accomplish these deliveries as long as such suspension is requested in advance and agreed prior commencing of cargo discharge or during the pre-transfer communication. All such requests can be made to the Marine Scheduler, Lead Operator or the Marine Terminal Worker (Person-In-Charge) during the pre-transfer communication.

Note:        No waterside deliveries will be permitted during cargo transfer.

F.       REPAIRS

There are no facilities available at the Terminal for repairs. No repairs, hot work, or maintenance work are allowed to be performed while the vessel is at the dock. Radar and electronic repairs are permitted at the dock with the approval of the Terminal Operations Manager and Facility Security Officer. Technicians required to complete these repairs are granted dockside access to the vessel with the approval of the Terminal Operations Manager.

G.       BUNKERS

Fort Mifflin terminal has the capability to supply Bunker fuel and Marine Diesel Oil ex-pipe. Bunker barges may be allowed alongside vessels at SPMT Dock during daylight hours with 24 hours prior approval by the terminal supervisor. A fee applies, see Section 8 Current Fee Schedule.

** Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

H.      ANCHORAGE

There is anchorage available at Big Stone and also at other points along the river. There is no terminal anchorage available. USCG has both pre-approval and time restrictions on river anchorage. For more information contact the customer’s agent.

I.           LAUNCH SERVICES

For launch services contact the customer’s agent.

J.         MOORING LINES

All mooring lines services for ships are provided by General Maintenance and Labor, Inc. The SPMT lead operator will call GML two hours prior to vessel arrival. The vessel must notify SPMT lead operator immediately of any delays. Delay fees will apply per section 8.

Figure - 8: Mooring Line Services Contact Information

General Maintenance and Labor, Inc.

Phone:                                                 856-845-3847

Fax:                                                              856-384-6461

Email:                                                   sales@gmail.com

All lines will be lowered to the dock which will haul them to the proper shore securing points. All bow and stern lines will be secured to quick release hooks which require a slack ship line to safely release. The below guidelines are for reference purposes only. VLCC’s will require extra bow and stern lines.

For ships arriving at SPMT Docks, sixteen (16) lines are required for mooring as follows: three (3) forward springs, three (3) aft springs, three (3) forward headlines, two (2) forward breast lines, three (3) stern lines and two (2) quarter stern lines. For barges arriving at SPMT docks, six (6) lines are required as follows: two (2) from the stern, two (2) from the forward, and two (2) across. If barges are doubled at the dock, the outside barge is required to have four (4) lines to lash to the dockside barge as follows: one (1) cable forward, one (1) cable aft, and two (2) inside lines.

K.       LOADING ARMS, HOSES AND GANGWAY SERVICES

Loading arms, hoses and gangway connection and disconnection services are currently provided by mooring personnel (General Maintenance Labor) and are directly supervised by the Lead Operator. For any question or concern you may contact the dock Person-in-Charge or the Lead Operator. There are different

** Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

roles and responsibilities as to who connect or disconnect what on a particular berth. For clarification of current roles and responsibilities please contact the lead operator.

Figure - 9: Loading Arms, Hoses and Gangway Services Contact Information

Lead Operator

Phone:                                                  215-365-6688

Fax:                                                               215-937-6277

Email:                                                    2159376277@sunocofax.com

All vessels must be loaded through the vessel’s manifold, not overhead. Vessels on arrival are required to have risers capable of connecting to the following:

See Appendix II Loading Arms /Hoses Connections

Vessels are required to have blanks removed from cargo manifold/lines in order to properly connect two or more loading arms/hoses to the vessel. The risers on board must be at least six (6) feet between centers.

L.        VESSEL INSPECTIONS

Vessel inspections may be permitted while the vessel is alongside the docks with 24 hours prior approval of the terminal supervisor. Otherwise coordinate with vessel agent to perform inspection at anchorage.

M.    LAY BERTHS

Lay berths at Hog Island Wharf only may be provided to those vessels waiting scheduled loading/discharging berths or for general purpose use; see Section 8 Current Fee Schedule. Arrangements for lay berths can be made with SPMT’s Marine Scheduler. Layberths are at no charge if vessel is scheduled there for the convenience of SPMT.

N.       WASTE DISPOSAL SERVICES

Disposal of vessel garbage and oil waste is permitted only by designated certified contractors. Garbage disposal is allowed waterside and dockside before or after discharge operations. Any garbage disposed of dockside must be of a size that the vessel’s crew can safely carry down the gang way directly into an approved portable waste container and removed from Terminal premises immediately. Garbage is not allowed to be left on the docks for later disposal. Oil waste disposal is only allowed via mobile vacuum truck before or after discharge operations and requires the area to be boomed off to contain

** Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

any potential spills. All disposal operations require 24 hour advance notification and approval from the lead operator.

Figure - 10 Designated & Certified Waste Disposal Contractor

Garbage Disposal

Republic Services

Phone:                                                  610-532-6300

Oil Waste Disposal

Clean Ventures.

Phone:                                                  856-863-8778

** Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

FORT MIFFLIN / HOG ISLAND WHARF MARINE

TERMINAL

NOMINATING PROCEDURE AND VESSEL SCHEDULING

The official language at the Terminal is English. Therefore, responsible personnel must be aboard at all times who can effectively communicate in English with Terminal personnel.

A.       NOMINATING PROCEDURE — SHIPS

The ship nomination procedure is a three step process:

1.              Schedule dock window

2.              Cargo quality and quantity

3.              Vessel Vetting

The minimum advance notice prior to the estimated time of arrival that must be submitted to the Terminal by SPMT’s customer shall constitute the ship’s “Nomination” and must be supplied according to the following window schedule shown in Figure 11 below unless otherwise provided by contractual agreement. The Terminal will have the sole discretion to determine the amount of nomination it can accept based on operational considerations including, but not limited to, dock availability, cargo crude type, vessel vetting, etc. Special provisions and arrangements with the dock may be needed during inclement weather events.

DOCK WINDOW

No more than three (3) business days after receipt of the nomination, SPMT shall either advise customer that the window of each vessel is accepted, or request that customer accept available dates or re-nominate with a different date range. No more than three (3) days after receipt of a request from SPMT for a different date range, customer shall nominate a vessel within that available date range or reach agreement with SPMT with respect to another date range.

Date range allowed for arrivals are: Five (5) days at the time of nomination. The vessel, or its agent, when fifteen (15) days from the expected arrival date, shall notify SPMT and designate a three (3) day date range within the original date range. Within seven (7) days of arrival, the vessel or its agent must narrow the range to a two (2) day window and provide daily updates. Failure to comply with the nomination process could result in loss of right to dock a vessel within the agreed upon date range.

** Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Figure 11 -Window Schedule

Window	Days Prior to Arrival
Prefer three (3) day (Max. 5 day)	30 days
Narrow to three (3) day	15 days
Narrow to (2) day w/daily updates	7 days

Windows are revised as updates are received from SPMT’s customer or vessel’s respective agent and accepted by SPMT’s Marine Scheduler.

CARGO QUALITY AND QUANTITY

Customer will provide the cargo name, properties and quantity for review and approval by SPMT. All cargo types require a cargo assay and/or current load port analysis to be approved by SPMT for discharge at the Terminal. The cargo assay must be current (not more than 3 years old) and representative of the cargo that is to be discharged. A cargo assay must include the following properties:

•                  Gravity - API degree

•                  Viscosity - SUS @ 100 F and SUS @ 60 F

•                  Read Vapor Pressure - psi

•                  Hydrogen Sulfide content - ppm (in liquid and vapor phase)

•                  Sulfur content - percent weight (required on all shipments)

•                  Pour Point - degree F

•                  Corrosion - Copper strip of 1B or better, NACE of B+ or better

SPMT reserves the right to request a cargo assay or load port analysis on previously approved cargo types to determine if cargo properties are within contractual limits. The following cargo types are subject to SPMT approval and may be require additional discharge conditions:

•                  High viscosity cargoes (as defined in customer terminal agreement) may require a cargo blend plans and/or line flush.

•                  High Pour Point cargoes may require injection of pour point depressant during discharge operations.

** Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

•                  High Hydrogen Sulfide cargoes may require injection of hydrogen sulfide depressant during discharge operations.

•                  Cargos requiring steam to increase temperatures or stored in facility tankage will be subject to additional fees as defined in customer terminal agreement.

The customer or agent / designee must supply the final total observed gross volume “TOV” in barrels on board vessel not less than 24 hours prior to vessel transit to SPMT docks. SPMT reserves the right to inbound a cargo vessel with a TOV that exceeds the customer’s tank available space after an operational discharge plan has been approved.

VESSEL VETTING

All customers will be required to have all nominated vessels evaluated under the accepted vetting policies and procedures of SPMT. The SPMT Marine Scheduler will request vessel vetting information for the customer’s nominated vessel. If the vessel meets the SPMT approved vetting criteria it will be accepted for loading or discharge at the SPMT Fort Mifflin Terminal or Hog Island Wharf.

In orderto complete the nomination and scheduling process the customer is required to submit the following information:

•                  Requested Date WINDOW - As per chart above

•                  Customer Account:

•                  Shipper

•                  Vessel Name or TBN

•                  Daylight Transit ( Yes/No )

•                  Vessel Lightered To/From

•                  Name of Oil as stated in the Bill of Lading

•                  Quantity (TOV)

•                  Agent Name and Tel.

•                  Owner Name and Tel.

•                  Charter Name and Tel.

•                  Inspector for Customer Name and Tel.

•                  Inspector for Shipper Name and Tel.

•                  Loss Control Representative (Customer / Shipper) Name and Tel.

** Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

SPMT will not be required to receive any cargo at the Terminal with properties which would result, in SPMT’s sole discretion, in SPMT’s non-compliance with federal, state or local regulatory requirements.

To expedite the nomination process SPMT requires that all customers use the Vessel Nomination Form as listed in Appendix IV.

** Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

B.       SHIP ARRIVAL

Notification to SPMT concerning the projected arrival date of vessels shall be considered as properly given if in writing via email, or faxed to the Marine Scheduler and Operations Supervisor (Monday - Friday), and the Lead Operator (weekends and holidays).

Sunoco Partners Marketing & Terminals, L.P.

Attn: Marine Scheduler Fax: 1(866) 902-3420

Email address: mmvernacchio@sunocologistics.com

Attn: Operations Supervisor

Email address: fwammons@sunocologistics.com

Attn. Lead MTW Fax: 1(215) 251-937-6277

Vessels respective agents must report to SPMT seven (7) days, four (4) days, three (3) days, two (2) days, and again one (1) day prior to arrival, stating the expected date and hour of arrival at Dock.

(215) 669-3223 - Marine Scheduler

or (215) 365-6688 - 24 hrs Lead MTW

Upon arrival at SPMT Dock, the Master, or his agent, will tender SPMT a Notice of Readiness to unload cargo by letter. The Notice of Readiness will be received and accepted once the SPMT is ready to receive the cargo.

When the customer’s vessel tenders a Notice of Readiness prior to the commencement of its date range, laytime shall not commence until the vessel has arrived in berth.

If the vessel tenders a Notice of Readiness after the expiration of its date range, SPMT shall use its reasonable efforts to berth it as promptly as possible, provided, however, that SPMT may defer the berthing of the vessel if it would interfere with, or cause a delay to, another vessel which is running on schedule.

C.       NOMINATING PROCEDURE : LOADING OR DISCHARGING

All barges discharging or loading at the Terminal must be nominated only to the Marine Scheduler in writing, at least seven (7) days prior to arrival and

** Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

accepted by the Marine Scheduler three (3) days prior to arrival and providing a three (3) day berthing window, such confirmation not to be unreasonably withheld. To expedite the nomination process SPMT requires that all customers use the Vessel Nomination Form as listed in Appendix V. Marine Vessel Nomination shall include the following information:

1.              Vessel Name

2.              Charterer/Consignee

3.              Charter Party Name

4.              Product

5.              Volume to be loaded

6.              Estimated Date of Arrival

7.              Vessel size (Draft, length, beam)

At the time of departure from previous port, the Marine Scheduler must be notified of the Estimated Time of Arrival (ETA) at the Terminal and this ETA shall be updated daily. SPMT shall not reject a Marine Vessel Nomination if such rejection would reasonably be expected to result in a shipment delay of more than 24 hours, unless such a rejection is based on the nominated Marine Vessel failing to satisfy the vessel specification requirements in the vessel vetting criteria.

The customer will provide an updated vessel ETA three (3) days prior to expected arrival. Within twenty four hours of receipt of the updated ETA, SPMT will respond with a two (2) day berthing window.

At time of nomination, there must be a projection that there will be sufficient ullage for the cargo in the facility’s shore tanks. If there is not projected ullage in the facility’s shore tanks, an exemption from laytime should be negotiated and committed to in writing prior to the facility agreeing to berth the vessel. If loading at the terminal docks, barge must be vapor tight and provide a valid Vapor Tightness Certification before discharge operations commences.

D.        DOCK COMMUNICATIONS

The Terminal docks are equipped with a positive ship-to-terminal radio communication system. On arrival, SPMT will provide radios (walkie-talkies), at least one of which must be with the English-speaking person in charge at all times, and for which a signed receipt is required. Instructions will be provided for the proper use of the radios. Radios must be returned in the same good working condition in which they were received or a charge for replacement in kind will be applied for each radio. A telephone will NOT be available at SPMT’s Docks or near the gangway.

** Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Figure 12 - Terminal Contacts

FM Lead Op	215-365-6688	Fax: 215-937-6277
FM Lead Op Cell		Cell: 215-669-3230
Marine Scheduler	215-937-6279	Cell: 215-669-3223
Operations Supervisor	215-937-6264	Cell: 610-207-9945
Operations Manager		Cell:

5.       DELIVERY PROVISIONS

A.     GENERAL

It is the intent of both customer and SPMT to minimize the total in-port time of the delivering vessel as well as to minimize the usage of the Terminal’s docking facilities by the delivering vessel.

The purpose of this section is to define acceptable norms for in-port vessel time and berth occupancy time in order to provide a means of compensation for the other party when either the vessel or SPMT exceeds these norms.

The Terminal’s docks are maintained so that vessels having a length overall and beam up to a maximum of the individual capabilities as described in Appendix I — Dock Restrictions are able to proceed thereto, lie thereat, and depart therefrom safely afloat, provided a channel fresh water depth of 40’ mean low tide. CUSTOMER RECOGNIZES AND AGREES THAT SPMT’S RESPONSIBILTY TO MAINTAIN SAFE BERTH APPLIES EXCLUSIVELY TO THE TERMINAL’S BERTHING AREA AND DOES NOT EXTEND TO CHANNELS OR ANCHORAGE AREAS MAINTAINED BY FEDERAL OR OTHER ENTITIES.

The customer shall instruct vessel or vessel’s respective agent to report to SPMT by email and telephone 7 days, 4 days, 3 days, 2 days, and again 1 day prior to arrival stating the expected date and hour of arrival at Big Stone. However, if the vessel loads less than seventy-two (72) hours prior to arrival at

** Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Big Stone, customer shall instruct vessel agent to contact the Marine Scheduler by telephone to determine dock availability as aforesaid promptly upon sailing for the Terminal.

Upon arrival at Big Stone, the Vessel’s Master or Respective Agent will advise SPMT of the Notice of Readiness to unload cargo by email. The vessel shall be deemed ready to unload within the meaning of this clause whether it arrives during or outside of usual business hours, berth or no berth.

B.       LAY TIME

Lay time shall be allowed to SPMT for the unloading of the cargo and is herein defined as the greater of (a) 36 hours or (b) 4 hours plus the time resulting from dividing the cargo by 10,000 bph, provided that the vessel maintains 100 psig at SPMT’s dock manifold. Lay time shall commence when the vessel is All Fast to the dock and shall end upon disconnection of the cargo arms or hoses.

Expectations with respect to Lay time calculations are as follows:

1)             Lay time shall not commence until the vessel is All Fast. Vessels shall be berthed on a first come first serve basis in accordance with section 4.

2)             Any delay in unloading due to the vessel’s condition or breakdown or inability of the vessel to unload cargo within allowed laytime shall not count as used lay time.

3)             Time used for measuring and sampling the vessel’s cargo shall not count as used lay time.

4)             If the vessel’s owner or charterer prohibits unloading or movement of the ship at any time after berthing, the time so lost shall not count as used laytime.

If the berthing of the customer vessel prior to the commencement of its date range would interfere with, or cause a delay to, another vessel which is running on schedule but which has not tendered Notice of Readiness, SPMT may defer the berthing of the customer vessel to permit said other vessel to berth. If the other vessel has not arrived at Big Stone and tendered Notice of Readiness before 0001 on the first day of the customer vessel’s date range, the customer’s vessel shall have prior right to berth.

If the customer vessel tenders Notice of Readiness prior to the commencement of its date range, lay time shall not commence until the vessel is All Fast.

If the vessel arrives at Big Stone and tenders Notice of Readiness after the expiration of its date range, SPMT shall use its reasonable efforts to berth it as promptly as possible provided, however, that SPMT may defer the berthing of

** Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

the vessel if it would interfere with, or cause a delay, to another vessel which is within scheduled date range. If berthing of the late customer vessel is delayed by another customer vessel running on schedule, allowed lay time shall not commence until the late customer vessel is all fast alongside SPMT Dock. If berthing of the late customer vessel is delayed by something other than a customer vessel running on schedule, allowed lay time shall commence forty-eight (48) hours after tendering the Notice of Readiness or when the late customer vessel is all fast alongside SPMT Dock, whichever is earlier.

Flexible connections for unloading shall be furnished by SPMT. All vessels will be equipped with permanent discharge connections located midship.

C.       FREE TIME

Free time as used herein shall be defined as the normal minimum time allowed by SPMT to Customer’s owned or controlled vessels to perform Customer’s functions.

SPMT and Vessel’s Master shall consult prior to the beginning of discharge to determine the projected unloading. In situations where vessels are awaiting berth, SPMT shall be entitled to have vessels vacate the berth immediately after completion of free time subject to considerations of the safety of the vessel. Bunkering ex-pipe and ballasting shall take place concurrent with discharge at SPMT’s discretion, during allowed free time, or at an anchorage. Vacating the berth prior to the completion of allowed free time shall be negotiated by SPMT and the Vessel’s Master. Such consent shall not be unreasonably withheld by customer.

As allowed free time, vessels shall be allowed the lesser of (a) 36 hours or (b) 4 hours plus the time resulting from dividing the total cargo by an average unloading rate of 10,000 barrels per hour. In the event a vessel exceeds the allowed free time that results in the vessel missing the next available outbound window the customer will be assessed a lay berth (dock) fee, see Section 8 Current Fee Schedule. The lay berth (dock) fee period is defined as starting after expiration of free time until the vessel has completed discharge operations and the loading arms are disconnected.

Note: Additional dock time will only be authorized if it will not interfere with, or cause a delay to, another vessel and must be arranged through SPMT’s Marine Scheduler.

Used free time shall commence when the vessel is All Fast and shall end All Fast when the last line ashore is off.

If unloading is restricted or prevented by lack of ullage, SPMT shall not be obligated to maintain guaranteed minimum unloading rates and time at the

** Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

dock shall count as free time regardless of the unloading rate while so restricted.

Exceptions to free time calculations are as follows:

Time lost by reason of fires, explosion or by strike, picketing, labor difficulties or disturbance or breakdown of machinery in or about the Terminal, severe weather delaying operations after the vessel is berthed, any action of a government authority or any other condition causing delay beyond the control of SPMT, shall not count as free time.

If SPMT restricts unloading at any time to a value less than the maximum pressure represented in Section below, free time as described above shall be extended based on the amount of time that the vessel is restricted by terminal.

If the vessels nominated by customer are unable to complete unloading within the free time thereby delaying another vessel or vessels through no fault of SPMT, SPMT shall have the right to terminate discharging and direct the vessel to vacate the berth provided, however, that an arrangement shall be reached with SPMT as to re-berthing of the vessel at the Terminal dock so as to complete unloading.

If the vessel is delayed at the berth beyond the allowed free time herein provided through no fault of SPMT and a waiting vessel or vessels are delayed as a result, customer’s obligation hereunder is limited to the demurrage costs SPMT pays to said vessel or vessels as a result of said vessel’s delay plus $500.00 per hour for each hour the berth is unavailable to the next waiting vessel which is on schedule. The maximum allowable discharge pressure from vessel shall not exceed 150 psig at SPMT’s Dock Manifold. The cargo shall be pumped out of the vessel at the expense, risk and peril of the vessel until passed to SPMT’s custody at the vessel’s permanent hose connections.

The vessel shall be free of wharf, dock, or quay dues at the Terminal. Contracted services required in connection with mooring and unmooring the vessel (tie up and untie), and if required, handling of spill boom, at the Terminal will be arranged for by customer’s respective agent, however, the charges for said contracted services will be for the account of customer. Customer shall be advised in advance of any unique or extraordinary contracted services.

D.       BARGE LAY TIME AND FREE TIME (MOORING AND UNMOORING)

Barge lay time and free time shall commence when the vessel is all fast. Laytime will end when hoses are disconnected and free time shall end with the last line ashore is off. Time allowed for lay time and free time shall be three

** Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

(3) hours for hookup and gauging plus the number of hours resulting from dividing the total cargo by 5,000.

The barge’s minimum pumping rate shall be 6,000 barrels per hour against a maximum back pressure at SPMT’s Dock Manifold of 150 psig.

Barge dock mooring and unmooring shall include connection and disconnection of loading arm and/or hose.

6.         CARGO DOCKS

A.    DOCKS

There are two (2) in service docks at Fort Mifflin referred to as ‘A’ dock and ‘B’ dock and two (2) in service docks at Hog Island Wharf referred to as ‘4 berth’ and ‘3 berth’ that accommodate cargo transfers. There is one OOS dock at Hog Island Wharf available for Lay Berth referred to as ‘2 berth’. See Appendix I - Dock Restrictions and Appendix II - Loading Arm/Hoses ConnectionsI. FM ‘A’ DOCK

‘A’ Dock consists of 4 16” hydraulic arms connected to the terminal via two pipelines, one 30” and one 16”. MAWP = 150 PSI. Max discharge temperature =115 F.

The fender systems are designed to withstand the forces exerted by a vessel of 315,000 dead weight tons approaching the dock with a velocity component of 0.25 feet (3 inches) per second and a 3 degree maximum berthing angle. The length over all is 1100’ (606’9”of dock space and 349’ of mooring aperture). The combined LOA of A’ and B’ dock can be used to increase the LOA to 1700’. The draft is 40’ MLLW and is updated on the daily dock schedule.

Quick release hooks and capstans are provided at breasting and mooring dolphins.

Barges may be permitted at ‘A’ dock with approval of Operations Supervisor. SPMT will require assist tugs to return to the dock for severe weather.

II. FM ‘B’ DOCK

‘B’ Dock consists of a pile supported cargo platform approximately with liquid cargo unloading and loading berth on river side, fitted with continuous fenders, and three mooring clusters. The cargo platform is connected to shore by a concrete ramp.

The fender are designed to withstand the forces exerted by a vessel of 90,000 dead weight tons approaching the dock with a velocity component of 0.25 feet

** Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

(3 inches) per second and a 3 degree maximum berthing angle. The length over all is 800’. The current draft is 37’ MLLW and is updated on the daily dock schedule.

Quick release hooks and capstans are provided at fender and mooring clusters.

Barges require a tug in attendance while loading or unloading. Any deviations, require facility operations approval. SPMT will require assist tugs to return to the dock for severe weather.

III.        HIW #4 Berth

#4 Berth consists of an encased pile supported cargo platform with liquid cargo unloading berth (currently limited to crude oil) on river side via two 16” chiksan arms, fitted with continuous fenders, and two up river mooring clusters. The cargo platform is connected to shore by a concrete ramp.

The fender clusters are designed to withstand the forces exerted by a vessel of 110,000 dead weight tons approaching the dock with a velocity component of 0.25 feet (3 inches) per second and a 3 degree maximum berthing angle. The length overall at #4 berth is 700’ when #3 berth is occupied and 1100’ when #3 is vacant. The current draft is 33’ MLLW and is updated on the daily dock schedule.

Capstans are provided at fender and mooring clusters.

Barges require a tug in attendance while loading or unloading. Any deviations, require facility operations approval. SPMT will require assist tugs to return to the dock for severe weather.

IV.      HIW #3 Berth

#3 Berth consists of an encased pile supported cargo platform with liquid cargo unloading berth (currently limited to intermediates or products) on river side via one 8” cargo hose, fitted with continuous fenders. The cargo platform is connected to shore by a concrete ramp.

The fender clusters are designed to withstand the forces exerted by a vessel of 110,000 dead weight tons approaching the dock with a velocity component of 0.25 feet (3 inches) per second and a 3 degree maximum berthing angle. The length overall at #3 berth is 700’ when #4 berth is occupied and 1100’ when #3

** Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

is vacant. The current draft is 29’ MLLW and is updated on the daily dock schedule.

Capstans are provided at fenderand mooring clusters.

Barges require a tug in attendance while loading or unloading. Any deviations, require facility operations approval. SPMT will require assist tugs to return to the dock for severe weather.

V.       HIW #2 Berth

#2 Berth consists of an encased pile supported cargo platform fitted with continuous fenders. The cargo platform is connected to shore by a concrete ramp. No cargo transfers can occur at this berth as the shore piping is physically purged and disconnected. The berth is only available for lay berthing.

The fender clusters are designed to withstand the forces exerted by a vessel of 50,000 dead weight tons approaching the dock with a velocity component of 0.25 feet (3 inches) per second and a 3 degree maximum berthing angle. The length overall at #2 berth is 700’. The current draft is 22’ MLLW and is updated on the daily dock schedule.

Capstans are provided at fender and mooring clusters.

B.       CARGO TRANSFER

Prior to transfer, the MTW (PIC) and/or Lead Operator will board the vessel to discuss the safe transfer of cargo along with the vessel/shore safety check list which must be signed by the vessel’s designated representatives when all items are understood and agreed upon.

The Lead operator and/or Operations Supervisor will also visit the vessel during cargo transfer, and with the approval of the vessel’s Deck Watch will check to ensure that safe working practices are being observed by both vessel and dock. Pump-off rates and line pressures will be monitored.

Minimum Cargo Handling Crew - When transferring cargo, the Officer in Charge of cargo transfer must have at least two assistants: one to maintain watch on the open-deck cargo transfer manifolds, the other to assist in handling valves, tank gauging, or shutdowns of transfer pumps in case of emergency. Other

** Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

crew members may be needed depending on the size and complexity of the ship transfer system. The foregoing requirements will be developed, in detail, at the pre-cargo transfer conference. When loading ship’s bunkers and lubes, the vessel’s Master and Chief Engineer will assure SPMT that this transfer will also be handled in a similar manner.

C.       SHORE STOPS

Requests for SPMT to stop the flow of oil cargo at a predetermined tonnage must be made in writing. Any such request must include the statement by the vessel’s Master that SPMT will not be held responsible for any error. Vessel’s Master will be held responsible for any oil spills caused by the vessel.

D.       UNLOADING RATES

The pre-cargo-transfer conference will develop the estimated unloading rates and procedures. Pump-off rate requirements must be strictly adhered to. Failure to maintain transfer rate established in pre-cargo conference (minimum pump-off rate as per contract between vessel and SPMT) may result in penalties.

** Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Figure 13 - Unloading Rates

Maximum Rate

Ship	60,000 bph or150 psi at Loading
Arm/Hose

Barge	50,000 bph (‘B’ Dock)

20,000 bph (#3 Berth)

Or 150 psi at loading arm/hose

E.    MAXIMUM TEMPERATURES & PRESSURE LIMITS

Maximum temperatures and pressure limits shall also be determined at the pre-cargo transfer conference. Maximum cargo temperature is 115 degrees Fahrenheit for cargo transfers.

F.    LINE PRESS PROCEDURE

If customer requests or agree to a line press (line displacement) to be conducted at the beginning of vessel discharge, see Appendix VII - Line Press Procedure.

G.    LOADING — STANDBY & NORMAL SHUTDOWN

See Appendix I - Dock Restrictions for Load rates and vapor restrictions.

Vessel may request slowdown at any time. For convenience, slowdowns should be in increments of 5,000, 10,000 bbl. per hour, etc or in pressure reduction increments to create a resultant slowdown. Approximately 5 minutes minimum should be allowed for any requested slowdown.

Initial standby for shutdown should be given at minimum of one hour. Secondary notification shall be given 15 minutes prior to the anticipated shutdown. At this time, the terminal operator will stand by near the shutdown button at the pump house. Pump shutdown will occur simultaneously with pushing of the shutdown button; however, oil can continue into the vessel until the shore valves are closed (approximately 3 minutes).

Vessel loading officer must keep the above in mind when making stops. Upon the completion of oil movement, hoses and/or loading arms are normally blown back to vessel with nitrogen; refer to Appendix VI - Blowback Procedure.

** Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

H.      EMERGENCY LOADING SHUTDOWN

The vessel PIC will be supplied with a radio set to the communications channel for the terminal. Radio communication will be made to the terminal for emergency shutdown. The facility PIC will depress the emergency shutdown to turn off the pumps and then manually close the shore valves. No prior notice is required for requesting an emergency shutdown.

I.        ANCHORS

Anchoring is NOT allowed at SPMT’s docks.

J.      GANGWAY

SPMT will provide gangways at each of the docks. Vessels will be required to install safety nets beneath gangways. The vessel is liable for any damage to the Terminal gangway due to any negligence of the vessel’s crew. SPMT shall not be liable for the safety of gangways. If the facility gangway does not fit appropriately the vessel courtesy gangway can be used.

K.    SHIP MOVEMENT

Vessel lines must be kept taut and secure at all times. The vessel Deck Watch must stay continually alert for vessel movement off spot. If the vessel moves more than two (2) feet away from the dock or in either direction along the dock, the vessel PIC must radio shore and all cargo transfer operations shall stop immediately and proper manifold valves shall be closed by vessel deck watch and terminal dockworker. Operations must not resume until the situation is corrected and the SPMT lead operator agrees that the situation has been corrected and it is safe to resume the transfer.

** Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

7.      SAFETY & ENVIRONMENT

A.        PRINCIPLES

When a vessel is berthed at a Terminal dock, SPMT expects the vessel’s Master to give top priority at all times to safety and efficiency, and to comply with all safety regulations mandated by various governmental agencies, as well as those included in this Manual.

All cargo-handling operations on the vessel are the responsibility of the vessel’s Master. To assist in ship-to-dock communications, a radio pack set (Walkie-Talkie) which will enable the Deck Watch or the person in charge of cargo transfer to communicate with the Terminal Dock Operator will be provided.

The radio battery packs are intrinsically safe for use in a hazardous location. If a vessel disregards any of the following safety regulations, SPMT personnel are authorized to stop cargo-transfer operations and require the vessel to leave its berth. The vessel’s Master has the right to shut down cargo transfer if dock operations are believed to be unsafe, provided the vessel’s Master gives adequate advance notice to the Terminal Dock Operator.

Please refer to Section 1, F. Weather for special provisions during weather events.

B.        SAFETY REGULATIONS

The provisions of Part 35, “Operations”, of the Rules and Regulations for Tank Vessels, Subchapter D (DG-123) published by the United States Coast Guard, are in force at the Terminal and must be observed.

The following regulations must be observed AT ALL TIMES while berthed at the Terminal’s docks:

Boiler Tube Blowing - Do not blow boiler tubes, and take every precaution to prevent sparks from escaping from the stack. If vessel safety is at stake, stop transfer operations before blowing the tubes.

Cargo Tank Tops - Before berthing, all tank tops, ullage plugs, and sighting ports must be closed and dogged down unless the Vessel’s Master certifies that the tanks are gas-free and all ballast in such tanks is clean.

Cargo and bunker tank tops must be kept closed. This also applies to permanent ballast tanks.

Ship Manifold Connections, Unused - Unused cargo and bunker connections will be blinded. All blind flanges must meet current U.S. Coast Guard requirements.

** Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Engines - Keep the engines ready and the vessel trimmed so it can leave the docks under short notice. If the engines become inoperable, keep two tugboats of adequate size standing by until emergency repairs are made.

Fire Fighting - Fire fighting equipment must be available as per applicable U.S. Coast Guard regulations.

FIRE ALARM - In the event of fire on board vessel, however minor it my be, the Fire Alarm shall be given immediately, as follows: Rapid and continuous ringing of vessel’s bell, together with succession of long blasts on vessel’s whistle or siren.

Gas Venting - Ullage Holes - Keep all ullage or sighting ports completely closed (not secured) except for intermittent periods needed to ullage or sight vessel’s tanks.

Flame Arrestors - When open, all ullage ports must be protected by clean, well-fitted flame arrestors of wire-gauze screens; these must be of an approved type and have no defects.

Gas Freeing and Tank Cleaning - Do not gas-free or clean any tanks at berth without prior approval of the Terminal Superintendent.

Gangways - Tend the gangway and keep it safely secured. Vessel will provide safety net under gangway.

Mooring Lines - A minimum of 16 lines are required. Tend mooring lines to keep them taut and keep the vessel in position. See that tension winches are on manual brake. Since vessels may have a tendency to drift away from the dock, tend the mooring lines with special care when vessels pass. The Dock Operator has the authority to shut down cargo transfer if lines are not kept taut.

Portholes - Portholes facing the cargo transfer area must remain closed.

Repairs - While at berth, repair work, hot work, or maintenance work is not permitted.

Radio - At all times in port, keep your radio transmitter and aerials switched off and grounded. Portable radios (walkie-talkies) that are certified intrinsically safe may be used.

Sea Suction and Bilge Valves - All of the vessel’s sea, bilge, and overboard discharge valves connected to the cargo system must be tightly closed, latched and sealed in accordance with U.S. Coast Guard Regulation 33 CFR 155. The

** Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

seals are not to be broken while berthed except in the presence of the Dock Operator or in case of emergency.

Sewage Discharge - No facilities for sewage discharge are available at the Terminal.

Smoking - Smoking on board is allowed only in places which the Vessel’s Master has personally approved. There is to be NO SMOKING ON THE DOCK OR OPEN DECK OF THE VESSEL AT ANY TIME.

Stern Discharge Line - Keep the stern discharge line, if any, blanked at all times.

Suspension of Operations - Transfers, ballasting, crude washing, etc., may be suspended at the discretion of the Vessel’s Master or the Dock Operator as set forth in this Manual or during events where suspension would be prudent.

Communications Breakdown - In the event a breakdown of communications between the vessel and SPMT occurs during loading operations, and it should be necessary to shut off the flow of cargo to the vessel, an emergency signal consisting of a continuous sounding of the vessel’s whistle shall be given. This signal shall not be discontinued until the flow of cargo has been shut off.

Communication - Ship/Shore - Station a responsible English-speaking member of the crew on the loading deck by the transfer connections to maintain communication or remain in visual contact with the Dock Operator at all times. The Terminal Dock Operator must be notified when changes in rates are required, using radio pack sets or voice contact.

Doors - See that all external doors facing the cargo transfer deck remain closed.

Electrical Lights and Cables - Use only vapor-proof electric lights of an approved type on the open deck. Disconnect portable electrical equipment on the open deck unless certified for use in hazardous areas.

Galley Fires - No galley fires are permitted without approval from the Terminal Operations Shift Supervisor.

Hand Lanterns (Flashlights) - All hand lanterns used during cargo transfer must meet U.S. Coast Guard regulations.

Hoses - Inspect all cargo-loading hoses or arms to see that they are in good condition, fully bolted, and properly connected before transfer. The hose or arm-to-riser connections must have U.S. Coast Guard approved drip pans under

** Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

them. When cargo transfer has concluded, each hose/arm is to be drained and blank-flanged before being removed from the vessel.

Scuppers - Plug and cement the scuppers. Do not remove the plugs until vessel has departed, except when necessary to drain off rain water. In such cases, supervise the drainage closely and replace the plugs immediately. Install splash boards (on dock side) over scuppers. Cement is to be supplied by the vessel.

Special Stock Hazards

Static-Ignition Hazards - Some kinds of stock require special precautions because of the static they accumulate. Review the instructions by owners/charterer for handling such static stock and discuss during pre-cargo-transfer inspection.

Hydrogen-Sulfide Hazards - Some kinds of crude may contain dissolved hydrogen sulfide in concentrations which could be hazardous if inhaled. Review the instruction by owners/charterer about hydrogen sulfide hazards. If concentration of hydrogen sulfide exceeds 100 ppm in the vapor space of vessel’s tanks, notification must be made in writing to the Marine Scheduler and Operations Shift Supervisor at least 24 hours prior to vessel’s estimated time of arrival.

Aromatic-Stock Hazards - Special precautions are required for toxic cargos such as aromatics. Review the instructions by owners/charterer about toxic chemical hazards.

Valve Shutoff - Many new vessels have motor-operated valves, operated from a central location. Never operate these valves to close off against full oil-delivery rates.

Emergency Shutdown - Radio communication is the primary mode of emergency shutdown. The dock is equipped with emergency shutdown buttons to turn of the tank farm pumps. It will not close any shore valves. No prior notice is required to operate the emergency shutdown system. Under no circumstances should the vessel’s valves be closed against shore loading lines. The lines through which a vessel loads are clearly marked on the dock. If necessary the Terminal Dock Operator must be called upon to close these lines.

Ventilators - Keep ventilators suitably trimmed with regard to tank vents and prevailing wind conditions to prevent entry of flammable vapors.

Air Intakes and Air Conditioning Units - Close any central air-conditioning or fresh-air intakes which might take in gas. Close all intakes within a combined total of 100 ft. vertically and horizontally of cargo tank openings and venting

** Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

points. External window-type air-conditioning units that face the cargo transfer area must be kept disconnected.

Lifebuoys - Lifebuoys should be available in loading manifold area, and at points of entry, and exit from vessels, e.g., at Pilot ladder and gangway.

Attending Vessels - SPMT safety measures prohibit any vessel, motor boat, tug or barge from coming alongside vessels at berth during loading or discharging operations, except by special permission of the Operations Shift Supervisor.

Emergency Towing Cable - All vessels moored at the Terminal docks must have the eye of a steel hawser laid out to sea level and securely made fast, on board on the offshore box and quarter, to be of sufficient strength to enable tugs to take the vessel to a place of safety.

Anchors - Do not use anchors while moored to the dock.

C.       ENVIRONMENTAL COMPLIANCE

1.              The accidental spillage/discharge of oil into the navigable waters of the Delaware River while berthed at Terminal docks and/or layberths shall be reported in accordance with the rules and regulations of the:

a. U.S. Coast Guard - Port of Philadelphia Land Line                      (215) 271-4800

b. National Response Center                               1-800-424-8802

c. N.J. DEP                          877-927-6337

d. DNREC                            302-739-4580 (Delaware)

e. P.A. DEP                        800-541-2050

Spills or discharges will be reported immediately to the MTW (PIC) and Lead Operator.

2.              The dumping of garbage refuge or the discharge of oily waste and bilge water is prohibited by the International Convention for the Prevention of Pollution from ships. SPMT has applied for and received the following certificates of Adequacy from the USCG.

** Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Oil and Waste

Garbage

Prior notification to the Terminal Marine Scheduler of requirements to discharge waste at the Terminal as required within the USCG regulations governing Certificates of Adequacy must be adhered to 24 hours prior to arrival.

3.              Excessive emissions from vessels, (especially when incomplete combustion in boilers or tube flow down) resulting in soot being deposited on land or in the waters of the state is a violation of the Clean Air Act and must not occur while berthed at the Terminal Docks and/or Layberths.

Terminal Operations are subject to various Federal and State environmental protection laws and regulations which have been promulgated under the following and other statutes:

Federal Laws

The Clean Water Act

The Comprehensive Environmental Responsibility Compensation and Liability Act of 1980

The Emergency Planning and Community Right to Know Act of 1986

The Federal Water Pollution Control Act

The Oil Pollution Act of 1990

The Pollution Prevention Act of 1990

The Resource Conservation and Recovery Act of 1976

The Toxic Substances Control Act

State Laws

All laws required by the following states: PA, NJ, DE

** Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

REGULATORY AGENCIES - Regulatory agencies with jurisdiction over environmental matters at the Terminal include but are not limited to the following:

Federal Agencies

The United States Army Corps of Engineers

The United States Coast Guard

The United States Department of Transportation

The United States Environmental Protection Agency

State Agencies

NJ DEP

PA DEP

DNREC

PERMITS - SPMT, pursuant to these and other local, state and federal regulations, is required to obtain permits, approvals or registrations for operations that may result in air emissions, water discharges, and waste disposal activities. Certain approvals from these regulatory agencies may require extended periods of time and could require the modification of existing facilities and operations or the installation of new equipment at the Terminal.

Customers are advised to inquire as to the impact of these regulatory requirements on their business operations as early as possible to prevent unexpected delays.8.

** Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

CURRENT FEE SCHEDULE

(Fees are subject to escalation)

Figure 14 - Current fee schedule

Fees to Agents Effective 6/1/2012 FORT MIFFLIN HOG ISLAND WHARF FORT MIFFLIN / HOG ISLAND WHARF DOCKS
2012 Dock Fees	CPI Increase Applied Annually
Barges(<50,000 MBBLS)	$	[**]
Barges(> 50,000 MBBLS)	$	[**]
Ships	$	[**]
VLCCs	$	[**]
Lay Berth Fee (Minimum Fee 0- 4 Hours)	$	[**]
Lay Berth Fee (4-12 Hours)	$	[**]
Lay Berth Fee (12-24 Hours)	$	[**]
Bunkering Alongside at Dock	$	[**]
Potable Water Per US Short Ton ($3.29 Ton / $125 Minimum Charge)	$	[**]

Note: Additional Fees to Above Rates (SPMT Costs)
Chemicals(Ships & Large Barges)	$	[**]
Chemicals(Small Barges)	$	[**]
High H2s	$	[**]
Delay Charges (2 Hrs delayed discharge completion)	$	[**]
Delay Charges (4 Hrs delayed secure/release)	$	[**]

** Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

A.       RADIOS

$2,500.00 replacement charge for broken, unreturned, lost or damaged radios.SPMT will provide vessel/barge with a radio (walkie-talkie), for which a signed receipt is required. If these radios are not returned intact, a charge will be applied or the radio must be replaced with a new radio of the same model.

** Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

APPENDIX I-DOCK RESTRICTIONS

GENERAL INFORMATION FOR THE DOCKS

	DOCK “A”	DOCK “B”
MLLW(Mean Lower Low Water)	40’	37’
MAWP	150 PSI	150 PSI
(Maximum Allowable Working Pressure)
Maximum DWT	315,000	90,000
*Maximum LOA	1,100’	800’
Maximum Beam	230’	175’
“A” & “B” Docks Combined LOA = 1700’

Dock Crane Maximum Lift	2000#	2000#
*Maximum 3 cylinders at a time. Must be secured in cargo net.
*Maximum 3 drums (55 gals) at a time.
*Maximum 20 — 5 (gals) paint. Must be secured in a cargo net.

Weight Limit for Vehicles on Dock	20 Tons	15 Tons

** Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

APPENDIX II - LOADING ARM/HOSE CONNECTIONS

Docks	CONNECTIONS	PUMPING RATE

‘A’ Dock	2-16” Bunker/6 Oil/Crude Arms	NOT TO EXCEED 150
	2-16” Crude Arms	PSI
3” Diesel hose

‘B’ Dock	2-12” Crude Oil hose and arm	NOT TO EXCEED 150
	8” Bunker hose	PSI
3”Diesel hose
2-10” Intmd./Product hose and arm

#2 Berth	Currently OOS	N/A

#3 Berth	8” Intermediate /Product hose	NOT TO EXCEED 150
PSI

#4 Berth	2-16” Crude Oil arms	NOT TO EXCEED 150
PSI

** Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

APPENDIX III —DOCK AERIAL PHOTO

** Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

APPENDIX IV - VESSEL NOMINATION FORM

SPMT Fort Mifflin Terminal VESSEL NOMINATION FORM

(1) Requested Date WINDOW - As per chart above):	(1a) Date of Nomination:

(2) Customer Account:	(3) Shipper:

(4) Vessel Name or TBN:	(5) Daylight Transit: ( Yes/No )

(6) Vessel Lightered To/From:

(7) Name of Oil:	(8) Quantity (TOV):

(9) Agent Name:	Tel:

(10) Owner Name:	Tel:

(11) Charter Name:	Tel:

(12) Inspector for Customer	(13) Insp. for Shipper
Name: Tel:	Name: Tel:

(14) Loss Control Representative (Customer / Shipper )
Name:	Tel:

Additional information reasonable required pertaining to health, safety or for efficient operation?
(i.e. H2S Content, vessel size or condition)

Vessel Properties:	Cargo Properties (Load Port/Equivalent):

• LOA (ft):	• API (degree):

• BEAM (ft):	• Sulfur Content (%):

• Arrival Draft (ft):	• Viscosity (SSU@100F):

• Dead Weight Tonnage (tons):	• RVP (psi):

• Arrival Displacement (tons):	• H2S (Liquid/Vapor) (ppm):

• Pour Point (F):

** Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

APPENDIX V - BARGE NOMINATION FORM

SPMT Fort Mifflin Terminal BARGE NOMINATION FORM

Requested Date Range (As per chart above):

Customer Account:	Shipper:

Tug Name or TBN:

Barge Name(s) or TBN:

Grade of Oil:	Quantity (TOV):

Barge Company:

Load or Discharge:	Load Port/Disch. Port:

Inspector:	Insp. for Shipper:

Loss Control Representative:

If barge loading: Is the barge vapor tight and have a valid

Vapor Tightness Certification? (Yes or No)
Tandem Loading Certified? (Yes or No)
Tandem Loading equipment:
•Crude hose cross-over? (Yes or No)
•Vapor hose cross-over? (Yes or No)
•Overfill cable cross-over? (Yes or No)
Additional information reasonable required pertaining to health, safety or for efficient operation? (i.e. H2S Content, vessel size or condition)

** Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

APPENDIX VI - BLOWBACK PROCEDURE

PURPOSE/SCOPE

The purpose of this procedure is to clarify the process and steps to void the dock loading arms/hoses after loading and discharging of ships and barges.

Once the ship/barge finished loading or discharging, this is the process to be followed:

SHIPS

1.              Blowing back the cargo arms/hoses, after load/discharge, will be done with nitrogen, with the exception of lubes which we will use air. This must be discussed and agreed upon during the “pre-load/discharge meeting” with the chief mate and/or captain.

2.              Before any blowback operations Dock Operator must ensure that section “e” of the “crude oil wash procedure checklist” must be initialed by the chief mate or captain on all ships, regardless if they will Crude Oil Wash (COW) or not, or regardless of the cargo (cyclohexane, naphtha, etc.). Some ships, barges are not allowed to be blown back to them; in that case we will follow a special procedure to clear the hose(s).

3.              After discharge: upon completion of discharge, the dock operator will advise the chief mate to let the inspector gauge only one tank to receive the arms/hoses blow-back. When approval is given by the chief mate that their manifold valves are “open”, the dock operator will open the nitrogen valve to begin the blow-back, while watching the gauge start with 10-psi and increasing not to exceed 60-psi (vessel) 20-psi (barge). The Dock Operator will continue this until the pressure drops back to near zero psi, to ensure the arm/hose has been voided. This procedure may be done to all arms/hoses at the same time, with the chief mate in agreement and communicated via radio.

4.              After loading: the procedure will be the same as after discharging except in this case the dock operator will take care not to pressure the arms/hoses too much due to the tanks being full. It is far safer to blow with a lower pressure (10-15#) of nitrogen/air for vessels, (3-5#) of nitrogen/air for barges, for a longer period of time.

** Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

APPENDIX VI (continued)

Special Procedure for vessels unable to receive the blow back

Note: for vessels that cannot receive blow back the following procedures can be used on a free time basis and the time will not be counted towards lay time. Vessels that cannot receive blow back will not be accepted for high H2S cargo loads/deliveries.

1.              After discharge: upon completion of discharge/loading, the dock operator will make sure the hose is properly disconnected and blinded off.

2.              Before any draining operation the Dock Operator will verify that the sump is empty (or has low level) and that is fully operational.

3.              The Dock Operator will ask the hose connection/disconnection crew to lift the arm/hose as much as possible to help the draining process back to the sump.

4.              The Dock Operator will pressurized the arm/hose with no more than 5-psi of nitrogen, then will open the drain valve to the sump and will drain the dock manifold to the sump as much as possible.

5.              Increase the pressure as necessary to clear the line, however do not exceed 20-psi. The dock operator will repeat this procedure until the pressure drops back to near zero psi, to insure that the arm/hose has been voided.

6.              If IDLH hazardous vapors can be present, air monitoring, additional respiratory protection, and water flush may be required.

7.              After loading: Since the vapor hose is connected to the vessel, there will be no special procedure after loading a vessel. Follow the normal operating procedure for ship or barge after loading.

Note: ** At no time during these procedures is the ship’s mate or the tankerman to close their valve for reasons to build up pressure. If this is observed, stop the blow-back and communicate to them that this is unacceptable.

CAUTION: Nitrogen can cause rapid asphyxiation and death if released in a poorly ventilated area or confined space. Use extreme caution - Do not enter area until all Nitrogen has been dissipated.

** Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

APPENDIX VII - LINE PRESS PROCEDURE

This procedure applies to Crude Oil Ships only; Line press is not allowed for barges operations

1.         All vessel tanks (cargo, slop, ballast, and bunker) will be hand line gauged by the authorized inspector (or customer representative) and witnessed by terminal personnel.

2.         One shore tank will be used for the line press procedure. The tank will be hand line gauged by the Inspector and witnessed by terminal personnel.

3.         Once both, the vessel and shore tank are gauged, the vessel will discharge from one center tank, (not more than two), a total volume equal to approximately one and one-half (1- ½) times the actual line fill capacity between the ship dock and the shore tank, at no more than 12,000 bph and not less than 10,000 bph, then shutdown. Terminal personnel will get the line fill volume from the lead operator and will provide it to the inspector.

4.         After shutdown, the inspector will determine the volume received in the shore tank using tank side gauge. The volume delivered from the vessel will be determined by the inspector gauging the delivery vessel tank(s).

5.         A comparison between the volume delivered by the ship and the volume received into the shore tank will then be calculated. If the ship/shore volume difference is within 2% of the actual line fill capacity the line press is considered acceptable and the discharge will resume. Complete line press documentation.

6.         If the ship/shore volume difference is greater than two percent (2%) of actual line fill capacity, steps 7 to 8 will be followed unless inspector or customer’s representative elects to sign off the line press acceptance form.

7. Hand line gauges the vessel compartment and shore tank used and recalculate ship-to-shore difference. If the ship/shore volume difference is within 2% of the actual line fill capacity, resume discharge. Complete line press documentation. All gauging must be at least two hours after the ship is being down.8. If the ship/shore volume difference is still greater than two percent (2%) of actual line fill capacity, repeat steps 1 through 6.APPENDIX VII

(continued)

APPENDIX VII (continued)

All calculations and figures will be share and transmitted in writing to the ship person-in-charge and the lead operator. All disputes or discrepancies as to

** Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

volume determinations of line press will be resolved prior to commencement of discharge operations. In the event a resolution can not be achieved the lead operator will notify the Terminal Operations Manager.

If the customer requests a line press; demurrages, excessive dock time, and all other cost associated with the line press will be for the customer’s account.

** Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

APPENDIX VIII Severe Weather

Background

In response to severe weather affecting marine operations, this policy is being established to streamline steps for each business unit to take preventative measures as anticipated. Severe weather happens years round in different forms. Although the hurricane is one type of weather commonly associated with severe weather, ice flows, winter storms, and high wind systems also affect operations.

•             2003 Barge broke free from Paulsboro dock when hit by ice

•             2003 Hurricane Isabel came through Philadelphia

Notification of Severe Weather

When severe weather is forecasted, facilities should address this policy and take appropriate preventative measures at the docks. Marine Quality Assurance Services works very closely with the Captain of the Port’s office to ensure that safety issues are addressed and that information is disseminated.

Types of Severe Weather

This plan will address these types of weather:

1.              Hurricane

2.              Ice

3.              Wind

Severe Weather Policies

1. Hurricane - Hurricanes rotate in a counterclockwise direction around an “eye.” Hurricanes have winds at least 74 miles per hour. There are on average six Atlantic hurricanes each year.

The U.S. Coast Guard uses a four condition alert system (W,X,Y,Z). For the purpose of consistency, Sunoco will follow the same system.

Condition W (Whiskey) — these particular pre-cautions should be taken by Sunoco Logistics facilities and vessels 72 hours before anticipated weather.

1)             Review the contingency plans for heavy weather and for vessels breaking away from the dock.

2)             Review the arrival and departure schedules for vessels and alert them that impending weather conditions may inhibit their transits.

3)             Identify dangerous cargoes that will be transferred within the 72 hour period before and 24 hours after the storm.

4)             Walkthrough the piers and dock areas to identify items needing to be tied down, pre-existing damages and issues that should be addressed before the storm.

5)             Evaluate the safety of the berth for vessel mooring and alternate berths for vessels moor.

** Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

6)              Continuously monitor VHF Channel 16.

Condition X (X-Ray) — these particular pre-cautions should be taken by Sunoco Logistics facilities and vessels 48 hours before anticipated weather.

1)             Determine what vessels will be allowed to tie-up to Sunoco docks during the storm. This information should be shared with the U.S. Coast Guard. (Vessels shall not be allowed to anchor at anchorages above Big Stone once Yankee is set.)

2)               Identify special needs for any vessels tied up at Sunoco Logistic facilities.

3)               Inspect and identify emergency response equipment located on sight.

4)             Design a plan for the suspension of cargo transfers. Vessels and facility needs should be addressed to include:

a.              Labor

b.              Pilots

c.               Tug boats

d.              Transit time to sea

5)                Keep in contact with the Coast Guard to be informed of new requirements.

Condition Y (Yankee) — these particular pre-cautions should be taken by Sunoco Logistics facilities and vessels 24 hours before anticipated weather.

1)             Secure loose items which may be moved and become a hazard during high winds.

2)             Secure hazardous materials stored on piers to prevent their spillage. If drums are being kept outside, band them together and do not stack more than two high.

a.              If certain hazardous materials can not be moved safely, alert the U.S. Coast Guard.

3)              Make preparations to secure cargo operations and drain lines.

4)             If vessels intend to leave the dock and anchor at Breakwater or Big Stone, or set sail for sea, they must do so before setting Zulu.

Condition Z (Zulu) — these particular pre-cautions should be taken by Sunoco Logistics facilities and vessels 12 hours before anticipated weather.

1)               Secure cargo transfers when directed by the Coast Guard

2)               Drain lines including:

a.              Hoses — empty and clean

b.                Loading arms

3)               Blank hoses off

4)             Ensure pollution response equipment has been replaced if needed and keep stored and ready for use after the storm.

5)               Remove from the water and store small boats

6)               Collect Indemnity Agreement from all vessels moored at pier .

7)               Have sufficient personnel at the facility to respond to a pier-side emergency.

8)             Ensure vessels mooring at pier are securely moored and are in compliance with Coast Guard hurricane requirements.

** Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

a.                Mooring lines should be doubled

b.                Have outboard pilot ladders rigged (one side at least)

c.                 Ballasted appropriately to ensure stability

9)               Notify the Coast Guard of facilities status.

Prior to any significant weather event, all vessels will be asked to leave the facility. If U.S. Coast Guard utilizes Force Majeure on any SPMT berth, all vessels will be required to supply Indemnity Agreement to SPMT.

** Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

10)

Example of an Indemnity Agreement:

Indemnity Agreement

Whereas,                                                                                                                                (“Vessel Owner”) has requested the temporary use of dock facilities owned by Sunoco Logistics for the docking of the                                                                                          (“vessel”) due to threatened or actual hazardous weather conditions in the vicinity; and

Whereas, Sunoco Logistics. has agreed to such temporary use of its dock facilities; and

Whereas, the parties acknowledge that Sunoco Logistics’ dock may experience damage due to the vessel hitting the dock due to the severe weather conditions, the Vessel Owner agrees to accept the liability for such damage.

Now Therefore, in consideration of Sunoco Logistics, allowing Vessel Owner to use its dock facilities, Vessel Owner agrees to the following:

1.              Sunoco Logistics dock facilities will be used by the Vessel Owner only so long as the hazardous weather conditions persist.

2.              Vessel Owner agrees to indemnify and hold Sunoco Logistics harmless from any and against any losses, damages, demands, fines, and causes of action, including damage to the dock facilities, to the extent such loss, damage, demand, fine, or cause of actions results from Vessel Owner’s use of Sunoco Logistics dock facilities.

Vessel Owner:	Sunoco Logistics.

By:	By:

Date:	Date:

2. Ice — Ice generally forms in the northern areas of the Delaware River in early January and is gone by February. A normal season may have no ice threats to commercial shipping, however, a severe winter may occur on average once every seven to ten years. During these winters, ice may disrupt operations both on the river and in the bay.

Indicators of severe ice may be as follows:

** Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

•                  36 hours (minimum) of sustained below freezing air temperatures.

•                  Strong high pressure (>1020mb) of arctic air over the Ohio/Mississippi Valley.

•                  A long trough extended along the eastern shore.

•                  Minimum of a 4° F temperature offset below normal.

Restrictions may be imposed on vessels operating in the Delaware River/Bay as well as the C&D Canal. These restrictions are defines as:

•             Convoys: vessels will travel together in one direction at the same time to reduce risk of vessels becoming frozen and blocking the channel. Directions as follow:

• Eastbound — Convoys will form around Swan Point and depart at 08:00 AM on alternating days.

• Westbound — Convoys will form around Reedy Point and depart at 08:00 AM on alternating days.

• Northbound - Convoys will form around Fort Mifflin and depart at 08:00 AM on alternating days.

•             Shaft Horsepower Restrictions: vessels with specific shaft hp only will be allowed to transit.

•             Steel Hull Restrictions: vessels with steel hulls only will be allowed to transit.

The U.S. Coast Guard uses a three condition alert system for ice (1,2,3). For the purpose of consistency, Sunoco facilities and vessels will follow the same system.

•             Condition 3 — Readiness condition where ice may begin to form in the upper Delaware. Sunoco Logistics facilities and vessels shall take the appropriate precautions:

a.              Facilities shall check daily for ice forming near the pier.

b.              Vessels shall report ice formations to the Coast Guard via VHF Channel 16.

•             Condition 2 — Alert that ice has formed in the upper Delaware. Sunoco Logistics facilities and vessels shall take the appropriate precautions in addition to those above:

a.              Monitor VHF Channel for the daily ice and safety broadcast.

b.              Provide Pilots and Tug companies with ice conditions at the facility, if ice is present.

c.               Steel hull & Shaft horsepower restrictions may be imposed by the Coast Guard.

d.              Watch for significant increase in ice flow sizes.

e.               Notify the Coast Guard of navigable waterway hazards.

•             Condition 1 — Emergency ice conditions exist where ice has largely covered the Delaware River/Bay and C&D Canal. Sunoco Logistics facilities and vessels shall take the appropriate precautions in addition to those above:

** Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

a.              Convoy restrictions shall be imposed by the Coast Guard in addition to other restrictions.

b.               Monitor the thickness of ice formations around piers and vessels daily.

The U.S. Coast Guard is responsible for icebreaking in the federal channel, but not at private docks. Ice breaking will only take place during daylight hours because of visibility and locating the ice. There are several commercial outfits that will do icebreaking upon request. These companies are:

•        McAllister Towing 215-922-6200 (24 hrs)

•        Moran Towing                      215-755-4700 (24 hrs)

•        Vane Brother Tug     410-631-7773 (24 hrs)

•        Wilmington Tug               302-652-1666 (24 hrs)

The Coast Guard will disseminate information regarding ice through Marine Safety Information Bulletins (MSIB) and on an automated phone system which is updated at 10:00 AM daily. This number is 215-271-1548. The U.S. Coast Guard receives information from a variety of sources where ice build-ups are occurring. These sources include the:

•        Coast Guard District 5 Ice Reports - http://www.uscg.mil/d5/ice%5Freport/index.htm

•        National Ice Center - http://www.natice.noaa.gov/

•        National Weather Service - http://www.erh.noaa.gov/er/phi/index.html

3. Wind — SPMT reserves the right to enforce this policy regardless of wind direction.Winds gusting at or above 35 MPH (30 knots) — Supervisor’s approval and assist tugs (at vessel owner’s expense) are required for transfer operations to continue. To avoid shut down tugs must be called in advance of wind gusts reaching 35 MPH. Without assist tugs all transfers must be shut down and all valves closed.

Sustained winds over 35 MPH (30 knots) — In addition to the precautions taken above, shut down all transfer operations and close all valves.

Sustained winds over 40 MPH (35 knots) — In addition to the precautions taken above drain and disconnect all hoses/arms then lower them to the stored position.

Knots * 1.151 = MPH                                                           MPH * .8689 = Knots

** Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.